Exhibit 1.1

Execution Version

GLOBAL PARTNERS LP

3,000,000 9.50% Series B Fixed Rate
Cumulative Redeemable Perpetual Preferred Units
Representing Limited Partner Interests

UNDERWRITING AGREEMENT

March 17, 2021

Stifel, Nicolaus & Company, Incorporated

Morgan Stanley & Co. LLC

As Representatives of the several Underwriters

c/o Stifel, Nicolaus & Company, Incorporated

787 7th Avenue, 11th Floor

New York, New York 10019

Ladies and Gentlemen:

Global Partners LP, a Delaware limited partnership (the “Partnership”), proposes to issue and sell 3,000,000 (the “Units”) of its 9.50% Series B Fixed Rate Cumulative Redeemable Perpetual Preferred Units representing limited partner interests in the Partnership (the “Series B Preferred Units”), to the underwriters (the “Underwriters”) named in Schedule 1 attached to this agreement (this “Agreement”).

On the Delivery Date (as defined herein), the General Partner (as defined below) will amend and restate the Fourth Amended and Restated Agreement of Limited Partnership of the Partnership, as amended (the “Original Partnership Agreement”), to be the Fifth Amended and Restated Agreement of Limited Partnership (the “Amended and Restated Partnership Agreement”) in order to, among other matters, authorize and establish the terms of the Series B Preferred Units. References herein to the “Partnership Agreement” for periods prior to the Delivery Date refer to the Original Partnership Agreement and references to the “Partnership Agreement” for periods on or after the Delivery Date refer to the Amended and Restated Partnership Agreement.

This is to confirm the agreement by and among the Partnership, Global GP LLC, a Delaware limited liability company (the “General Partner”), and Global Operating LLC, a Delaware limited liability company (“Global Operating” and, together with the Partnership and the General Partner, the “Partnership Parties”), on the one hand, and the Underwriters, on the other hand, concerning the purchase of the Units from the Partnership by the Underwriters. Global Companies LLC, a Delaware limited liability company (“Global Companies”), Global Montello Group Corp., a Delaware corporation (“Global Montello”), Global Partners Energy Canada ULC, an Alberta, Canada unlimited liability corporation (“GPEC”), Warren Equities, Inc., a Delaware corporation (“Warren”), Warex Terminals Corporation, a New York corporation (“Warex”), Drake Petroleum Company, Inc., a Massachusetts corporation (“Drake”), Puritan Oil Company, Inc., a New Jersey corporation, (“Puritan”), Maryland Oil Company, Inc., a Delaware corporation (“Maryland Oil”), Chelsea Sandwich LLC, a Delaware limited liability company (“Chelsea Sandwich”), Glen Hes Corp., a Delaware corporation (“Glen Hes”), Alliance Energy LLC, a Massachusetts limited liability company (“Alliance”), Bursaw Oil LLC, a Massachusetts limited liability company (“Bursaw Oil”), Cascade Kelly Holdings LLC, an Oregon limited liability company (“Cascade Kelly”), and Basin Transload, LLC, a Delaware limited liability company (“Basin Transload”), are herein referred to as the “Operating Subsidiaries.” The Partnership Parties and the Operating Subsidiaries are herein referred to as the “Partnership Entities.”

1.             Representations, Warranties and Agreements of the Partnership Parties. The Partnership Parties jointly and severally represent and warrant to, and agree with, each of the Underwriters as of the date hereof and as of the Delivery Date (as defined below) that:

(a)           Registration; Definitions; No Stop Order. A registration statement on Form S-3 relating to the Units (File No. 333-252305) has (i) been prepared by the Partnership in conformity with the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations (the “Rules and Regulations”) of the Securities and Exchange Commission (the “Commission”) thereunder; (ii)  been filed with the Commission under the Securities Act; and (iii) become effective under the Securities Act. Copies of such registration statement and any amendment thereto have been made available by the Partnership to you as the representatives (the “Representatives”) of the Underwriters. As used in this Agreement:

(i)             “Applicable Time” means 4:30 p.m. (New York City time) on March 17, 2021;

(ii)            “Base Prospectus” means the base prospectus filed as part of the Registration Statement, in the form in which it has most recently been amended on or prior to the date hereof, relating to the Units;

(iii)           “Effective Date” means any date as of which any part of such registration statement relating to the Units became, or is deemed to have become, effective under the Securities Act in accordance with the Rules and Regulations;

(iv)           “Issuer Free Writing Prospectus” means each “free writing prospectus” (as defined in Rule 405 of the Rules and Regulations) identified in Schedule 2 hereto, prepared by or on behalf of the Partnership or used or referred to by the Partnership in connection with the offering of the Units;

(v)            “Preliminary Prospectus” means any preliminary prospectus relating to the Units, including the Base Prospectus and any preliminary prospectus supplement thereto relating to the Units included in such registration statement or filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations;

(vi)           “Pricing Disclosure Package” means, as of the Applicable Time, the most recent Preliminary Prospectus and each Issuer Free Writing Prospectus, including the final term sheet prepared and filed pursuant to Section 5(a)(xi) (the “Term Sheet”), other than a road show that is an Issuer Free Writing Prospectus but is not required to be filed under Rule 433 of the Rules and Regulations;

(vii)          “Prospectus” means the final prospectus relating to the Units, including the Base Prospectus and any prospectus supplement thereto relating to the Units, as filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations; and

(viii)         “Registration Statement” means, collectively, the various parts of such registration statement, each as amended as of the Effective Date for such part, including any Preliminary Prospectus or the Prospectus and all exhibits to such registration statement.

Any reference to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents incorporated by reference therein pursuant to Form S-3 under the Securities Act as of the date of such Preliminary Prospectus or the Prospectus, as the case may be. Any reference to the “most recent Preliminary Prospectus” shall be deemed to refer to the latest Preliminary Prospectus included in the Registration Statement or filed pursuant to Rule 424(b) of the Rules and Regulations prior to or on the date hereof (including, for purposes hereof, any documents incorporated by reference therein prior to or on the date hereof). Except as otherwise provided in the preceding sentence, any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any document filed under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), after the date of such Preliminary Prospectus or the Prospectus, as the case may be, and incorporated by reference in such Preliminary Prospectus or the Prospectus, as the case may be; and any reference to any amendment to the Registration Statement shall be deemed to include the most recent annual report of the Partnership on Form 10-K filed with the Commission pursuant to Section 13(a) or 15(d) of the Exchange Act after the Effective Date that is incorporated by reference in the Registration Statement. The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus or suspending the effectiveness of the Registration Statement, and no proceeding or examination for such purpose has been instituted or threatened by the Commission.

(b)           Not an Ineligible Issuer. The Partnership was not at the time of initial filing of the Registration Statement and at the earliest time thereafter that the Partnership or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) of the Rules and Regulations) of the Units, is not on the date hereof and will not be on the Delivery Date an “ineligible issuer” (as defined in Rule 405). The Partnership has been since the time of initial filing of the Registration Statement and continues to be eligible to use Form S-3 for the offering of the Units.

(c)           Form of Documents. The Registration Statement conformed and will conform in all material respects on the latest Effective Date and on the Delivery Date, and any amendment to the Registration Statement filed after the date hereof and prior to the Delivery Date will conform in all material respects when filed, to the requirements of the Securities Act and the Rules and Regulations. The most recent Preliminary Prospectus conformed, and the Prospectus will conform, in all material respects when filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations and on the Delivery Date, to the requirements of the Securities Act and the Rules and Regulations. The documents incorporated by reference in any Preliminary Prospectus or the Prospectus conformed, and any further documents so incorporated will conform, when filed with the Commission, in all material respects to the requirements of the Exchange Act or the Securities Act, as applicable, and the rules and regulations of the Commission thereunder.

(d)            Registration Statement. The Registration Statement did not, as of the latest Effective Date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Registration Statement in reliance upon and in conformity with written information furnished to the Partnership through the Representatives by or on behalf of any Underwriter specifically for inclusion therein, which information is specified in Section 8(e).

(e)            Prospectus. The Prospectus will not, as of its date and on the Delivery Date, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Prospectus in reliance upon and in conformity with written information furnished to the Partnership through the Representatives by or on behalf of any Underwriter specifically for inclusion therein, which information is specified in Section 8(e).

(f)            Pricing Disclosure Package. The Pricing Disclosure Package did not, as of the Applicable Time, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Pricing Disclosure Package in reliance upon and in conformity with written information furnished to the Partnership through the Representatives by or on behalf of any Underwriter specifically for inclusion therein, which information is specified in Section 8(e).

(g)            Each Issuer Free Writing Prospectus. Each Issuer Free Writing Prospectus, including the Term Sheet, conformed or will conform in all material respects to the requirements of the Securities Act and the Rules and Regulations on the date of first use, and the Partnership has complied with all prospectus delivery and any filing requirements applicable to any such Issuer Free Writing Prospectus pursuant to the Rules and Regulations. The Partnership has not made any offer relating to the Units that would constitute an Issuer Free Writing Prospectus without the prior written consent of the Representatives, except as set forth on Schedule 2 hereto. The Partnership has retained in accordance with the Rules and Regulations all Issuer Free Writing Prospectuses, if any, that were not required to be filed pursuant to the Rules and Regulations.

(h)          Formation and Qualification of the Partnership. The Partnership has been duly formed and is validly existing in good standing as a limited partnership under the Delaware Revised Uniform Limited Partnership Act (the “Delaware LP Act”) with full partnership power and authority to own or lease its properties and to conduct its business in all material respects as described in the Registration Statement. The Partnership is duly registered or qualified as a foreign limited partnership for the transaction of business under the laws of each jurisdiction in which the character of the business conducted by it or the nature or location of the properties owned or leased by it makes such registration or qualification necessary, except where the failure to so register or qualify would not (i) individually or in the aggregate, have a material adverse effect on the condition (financial or otherwise), business, assets, results of operations or prospects of the Partnership Parties and their subsidiaries, taken as a whole, or on the performance by the Partnership Parties of their obligations under this Agreement (a “Material Adverse Effect”), or (ii) subject the limited partners of the Partnership to any material liability or disability.

(i)            Formation and Qualification of the General Partner, Global Operating, Global Companies, Chelsea Sandwich and Basin Transload. Each of the General Partner, Global Operating, Global Companies, Chelsea Sandwich and Basin Transload has been duly formed and is validly existing in good standing as a limited liability company under the Delaware Limited Liability Company Act (the “Delaware LLC Act”) with full limited liability company power and authority to own or lease its properties and to conduct its business, and, in the case of the General Partner, to act as general partner of the Partnership. Each of the General Partner, Global Operating, Global Companies, Chelsea Sandwich and Basin Transload is, and at the Delivery Date will be, duly registered or qualified as a foreign limited liability company for the transaction of business under the laws of each jurisdiction in which the character of the business conducted by it or the nature or location of the properties owned or leased by it makes such registration or qualification necessary, except where the failure so to register or qualify would not (i) individually or in the aggregate, have a Material Adverse Effect or (ii) subject the limited partners of the Partnership to any material liability or disability.

(j)            Formation and Qualification of Global Montello, Glen Hes, Warren and Maryland Oil. Each of Global Montello, Glen Hes, Warren and Maryland Oil has been duly incorporated and is validly existing in good standing as a corporation under the Delaware General Corporation Law (the “DGCL”) with full corporate power and authority to own or lease its properties and to conduct its business. Each of Global Montello, Glen Hes, Warren and Maryland Oil is, and at the Delivery Date will be, duly registered or qualified as a foreign corporation for the transaction of business under the laws of each jurisdiction in which the character of the business conducted by it or the nature or location of the properties owned or leased by it makes such registration or qualification necessary, except where the failure so to register or qualify would not (i) individually or in the aggregate, have a Material Adverse Effect or (ii) subject the limited partners of the Partnership to any material liability or disability.

(k)           Formation and Qualification of Alliance and Bursaw Oil. Each of Alliance and Bursaw Oil has been duly formed and is validly existing in good standing as a limited liability company under the Massachusetts Limited Liability Company Act with full limited liability company power and authority to own or lease its properties and conduct its business. Each of Alliance and Bursaw Oil is, and at the Delivery Date will be, duly registered or qualified as a foreign limited liability company for the transaction of business under the laws of each jurisdiction in which the character of the business conducted by it or the nature or location of the properties owned or leased by it makes such registration or qualification necessary, except where the failure so to register or qualify would not (i) individually or in the aggregate, have a Material Adverse Effect or (ii) subject the limited partners of the Partnership to any material liability or disability.

(l)            Formation and Qualification of Drake. Drake has been duly organized and is validly existing as a corporation under the Massachusetts Business Corporations Act with full corporate power and authority to own or lease its properties and conduct its business. Drake is, and at the Delivery Date will be, duly registered or qualified as a foreign corporation for the transaction of business under the laws of each jurisdiction in which the character of the business conducted by it or the nature or location of the properties owned or leased by it makes such registration or qualification necessary, except where the failure so to register or qualify would not (i) individually or in the aggregate, have a Material Adverse Effect or (ii) subject the limited partners of the Partnership to any material liability or disability.

(m)          Formation and Qualification of Cascade Kelly. Cascade Kelly has been duly formed and is validly existing as a limited liability company under the Oregon Limited Liability Company Act with full limited liability company power and authority to own or lease its properties and conduct its business. Cascade Kelly is, and at the Delivery Date will be, duly registered or qualified as a foreign limited liability company for the transaction of business under the laws of each jurisdiction in which the character of the business conducted by it or the nature or location of the properties owned or leased by it makes such registration or qualification necessary, except where the failure so to register or qualify would not (i) individually or in the aggregate, have a Material Adverse Effect or (ii) subject the limited partners of the Partnership to any material liability or disability.

(n)           Formation and Qualification of GPEC. GPEC has been duly formed and is validly existing as an unlimited liability corporation under the Alberta Business Corporations Act with full unlimited liability corporation power and authority to own or lease its properties and conduct its business. GPEC is, and at the Delivery Date will be, duly registered or qualified as a foreign corporation for the transaction of business under the laws of each jurisdiction in which the character of the business conducted by it or the nature or location of the properties owned or leased by it makes such registration or qualification necessary, except where the failure so to register or qualify would not (i) individually or in the aggregate, have a Material Adverse Effect or (ii) subject the limited partners of the Partnership to any material liability or disability.

(o)           Formation and Qualification of Warex. Warex has been duly organized and is validly existing as a corporation under the New York Business Corporation Law with full corporate power and authority to own or lease its properties and conduct its business. Warex is, and at the Delivery Date will be, duly registered or qualified as a foreign corporation for the transaction of business under the laws of each jurisdiction in which the character of the business conducted by it or the nature or location of the properties owned or leased by it makes such registration or qualification necessary, except where the failure so to register or qualify would not (i) individually or in the aggregate, have a Material Adverse Effect or (ii) subject the limited partners of the Partnership to any material liability or disability.

(p)            Formation and Qualification of Puritan. Puritan has been duly organized and is validly existing as a corporation under the New Jersey Business Corporation Act with full corporate power and authority to own or lease its properties and conduct its business. Puritan is, and at the Delivery Date will be, duly registered or qualified as a foreign corporation for the transaction of business under the laws of each jurisdiction in which the character of the business conducted by it or the nature or location of the properties owned or leased by it makes such registration or qualification necessary, except where the failure so to register or qualify would not (i) individually or in the aggregate, have a Material Adverse Effect or (ii) subject the limited partners of the Partnership to any material liability or disability.

(q)            Ownership of the General Partner. The current members of the General Partner own 100% of the outstanding membership interests in the General Partner; such membership interests have been duly authorized and validly issued in accordance with the Fourth Amended and Restated Limited Liability Company Agreement of the General Partner (the “General Partner LLC Agreement”) and are fully paid (to the extent required under the General Partner LLC Agreement) and nonassessable (except as such nonassessability may be affected by Sections 18-607 and 18-804 of the Delaware LLC Act); and each member of the General Partner owns its membership interest in the General Partner free and clear of all liens, encumbrances, security interests, charges or claims (“Liens”), except restrictions on transferability contained in the General Partner LLC Agreement and the organizational documents of each such member, as applicable.

(r)            Ownership of the General Partner Interest in the Partnership. The General Partner is the sole general partner of the Partnership with, as of the date hereof, a 0.67% general partner interest in the Partnership; such general partner interest has been duly authorized and validly issued in accordance with the Partnership Agreement; and the General Partner owns such general partner interest free and clear of all Liens, except restrictions on transferability contained in the Partnership Agreement, other than Liens created pursuant to the Third Amended and Restated Credit Agreement, dated April 25, 2017, by and among the Partnership, Global Operating, Global Companies, Global Montello, Chelsea Sandwich, Global Marketing, Glen Hes, Alliance, GLP Finance Corp., a Delaware corporation (“GLP Finance”), Global CNG LLC, Cascade Kelly and Warren, Bank of America, N.A., as administrative agent, and the other financial institutions party thereto, as amended by the First Amendment thereto, dated September 10, 2018, the Second Amendment thereto, dated September 10, 2018, the Third Amendment thereto, dated April 19, 2019 and the Fourth Amendment thereto, dated May 7, 2020 (the “Credit Agreement”).

(s)            Capitalization of the Partnership. As of the date hereof, the issued and outstanding limited partner interests of the Partnership consist of 33,995,563 common units representing limited partner interests (“Common Units”), 2,760,000 Series A Fixed-to-Floating Rate Cumulative Redeemable Perpetual Preferred Units representing limited partner interests (“Series A Preferred Units”) and the Incentive Distribution Rights (as such term is defined in the Partnership Agreement). All such Common Units, Series A Preferred Units and Incentive Distribution Rights and the limited partner interests represented thereby have been duly authorized and validly issued in accordance with the Partnership Agreement and are fully paid (to the extent required under the Partnership Agreement) and nonassessable (except as such nonassessability may be affected by Sections 17-303, 17-607 and 17-804 of the Delaware LP Act).

(t)             Ownership of Global Operating. The Partnership owns a 100% membership interest in Global Operating; such membership interest has been duly authorized and validly issued in accordance with the limited liability company agreement of Global Operating (the “Global Operating LLC Agreement”) and is fully paid (to the extent required under the Global Operating LLC Agreement) and nonassessable (except as such nonassessability may be affected by Sections 18-607 and 18-804 of the Delaware LLC Act); and the Partnership owns such membership interest free and clear of all Liens, other than those created pursuant to the Credit Agreement.

(u)            Ownership of Global Companies, Chelsea Sandwich, Glen Hes, Alliance, Cascade Kelly, Basin Transload, Bursaw Oil, GPEC, Warren, Warex, Drake, Puritan and Maryland Oil. Global Operating owns a 100% membership interest in each of Global Companies, Chelsea Sandwich, Alliance, Cascade Kelly and Basin Transload, and 100% of the capital stock of each of Global Montello and GPEC; Global Companies owns 100% of the capital stock of Glen Hes; Alliance owns a 100% membership interest in Bursaw Oil; Global Montello owns 100% of the capital stock of Warren; and Warren owns 100% of the capital stock of each of Puritan, Warex, Drake and Maryland Oil; in each case free and clear of all Liens, other than those created pursuant to the Credit Agreement. In the case of Operating Subsidiaries that are limited liability companies, such membership interests have been duly authorized and validly issued in accordance with their respective limited liability company agreement (collectively, the “Operating Subsidiary LLC Agreements”) and are fully paid (to the extent required under the applicable Operating Subsidiary LLC Agreement) and nonassessable (except as such nonassessability may be affected by the laws of the jurisdiction of formation applicable to such entity). In the case of Operating Subsidiaries that are corporations, such capital stock has been duly authorized and validly issued in accordance with the laws of the jurisdiction of incorporation applicable to such corporations and the charters and bylaws of such corporations and is fully paid and nonassessable.

(v)            No Other Subsidiaries. Other than the ownership interests in Global Operating, GLP Finance, Global Companies, Global Montello, Chelsea Sandwich, Glen Hes, Alliance, Cascade Kelly, Bursaw Oil, Basin Transload, GPEC, Warren, Warex, Drake, Puritan and Maryland Oil, the Partnership does not own, directly or indirectly, and at the Delivery Date will not own, directly or indirectly, any equity or long-term debt securities of any corporation, partnership, limited liability company, joint venture, association or other entity. Other than its ownership of its partnership interests in the Partnership, the General Partner does not own, and at the Delivery Date will not own, directly or indirectly, any equity or long-term debt securities of any corporation, partnership, limited liability company, joint venture, association or other entity. GLP Finance was formed for the sole purpose of being a co-issuer of the Partnership’s debt and has no operating assets.

(w)           Valid Issuance of the Units. The Units to be issued and sold by the Partnership to the Underwriters hereunder have been duly authorized and, upon payment and delivery in accordance with this Agreement, will constitute Series A Parity Securities (as defined in the Original Partnership Agreement) and will be validly issued, fully paid (to the extent required under the Partnership Agreement) and nonassessable (except as such nonassessability may be affected by Sections 17-303, 17-607 and 17-804 of the Delaware LP Act) and will conform in all material respects to the description thereof contained in the most recent Preliminary Prospectus.

(x)            No Preemptive Rights, Registration Rights or Options. Except as described in the most recent Preliminary Prospectus and for restrictions on transfer contained in the Organizational Documents (as defined below), the Credit Agreement, the Indenture governing the 7.00% Senior Notes due 2027 of the Partnership and GLP Finance, as amended or supplemented (the “2027 Notes Indenture”), and the Indenture governing the 6.875% Senior Notes due 2029 of the Partnership and GLP Finance, as amended or supplemented (together with the 2027 Notes Indenture, the “Indentures”), there are no (i) preemptive rights or other rights to subscribe for or to purchase, nor any restriction upon the voting or transfer of, any equity securities of the Partnership or (ii) outstanding options or warrants to purchase any equity securities in the Partnership. Except for such rights that have been waived or as described in the Pricing Disclosure Package, neither the filing of the Registration Statement nor the offering or sale of the Units as contemplated by this Agreement gives rise to any rights for or relating to the registration of any Units or other securities of any of the Partnership Entities.

(y)            Authority and Due Authorization. Each of the Partnership Parties has all requisite partnership or limited liability company power and authority, as the case may be, to execute and deliver this Agreement and perform its respective obligations hereunder. The Partnership has all requisite partnership power and authority to issue, sell and deliver the Units, in accordance with and upon the terms and conditions set forth in this Agreement, the Partnership Agreement and the most recent Preliminary Prospectus. On the Delivery Date, all corporate, partnership and limited liability company action, as the case may be, required to be taken by any of the Partnership Entities or any of their respective stockholders, members or partners for the authorization, issuance, sale and delivery of the Units, the execution and delivery by the Partnership Parties of this Agreement and the consummation of the transactions contemplated by this Agreement shall have been validly taken.

(z)            Authorization of this Agreement. This Agreement has been duly authorized and validly executed and delivered by each of the Partnership Parties.

(aa)          Enforceability of Agreements.

(i)            As of the date hereof, the Original Partnership Agreement has been duly authorized, executed and delivered by the General Partner and is a valid and legally binding agreement of the General Partner, enforceable against the General Partner in accordance with its terms;

(ii)            On the Delivery Date, the Amended and Restated Partnership Agreement will be duly authorized, executed and delivered by the General Partner and will be a valid and legally binding agreement of the General Partner, enforceable against the General Partner in accordance with its terms;

(iii)           The General Partner LLC Agreement has been duly authorized, executed and delivered by its members and is a valid and legally binding agreement of such members, enforceable against such members in accordance with its terms;

(iv)           The Global Operating LLC Agreement has been duly authorized, executed and delivered by the Partnership and is a valid and legally binding agreement of the Partnership, enforceable against the Partnership in accordance with its terms;

(v)            The limited liability company agreement of Bursaw Oil (the “Bursaw Oil LLC Agreement”) has been duly authorized, executed and delivered by Alliance, and is a valid and legally binding agreement of Alliance, enforceable against Alliance in accordance with its terms; and

(vi)           Each Operating Subsidiary LLC Agreement, other than the Bursaw Oil LLC Agreement, has been duly authorized, executed and delivered by Global Operating, and is a valid and legally binding agreement of Global Operating, enforceable against Global Operating in accordance with its terms;

provided that, with respect to each agreement described in this Section 1(aa), the enforceability thereof may be limited by (x) applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws relating to or affecting creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity) (the “Enforceability Exceptions”), and (y) public policy, applicable law relating to fiduciary duties and indemnification and an implied covenant of good faith and fair dealing.

The Partnership Agreement, the General Partner LLC Agreement, the Global Operating LLC Agreement, the Bursaw Oil LLC Agreement and the other Operating Subsidiary LLC Agreements are herein collectively referred to as the “Organizational Agreements.” The Organizational Agreements, together with the certificates of limited partnership or formation or certificates of incorporation, bylaws and other organizational documents of the Partnership Entities, are herein referred to as the “Organizational Documents.”

(bb)           No Conflicts. None of the offering, issuance or sale by the Partnership of the Units, the execution, delivery and performance of this Agreement by the Partnership Parties, the consummation of the transactions contemplated hereby or the execution, delivery and performance of the Amended and Restated Partnership Agreement (A) conflicts or will conflict with or constitutes or will constitute a violation of the Organizational Documents, (B) constitutes or will constitute a breach or violation of, or a default (or an event which, with notice or lapse of time or both, would constitute such a default) under, or result in the creation or imposition of any Lien upon any property or asset of any of the Partnership Parties pursuant to, any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which any of the Partnership Entities is a party or by which any of them or any of their respective properties or assets may be bound, including the Indentures, or subject, or (C) violates or will violate any statute, law or regulation or any order, rule, judgment, decree or injunction of any court or governmental agency or body directed to any of the Partnership Entities or any of their properties in a proceeding to which any of them or their property is a party, except in the case of clauses (B) and (C) above, for any such conflict, breach, violation, default or Lien that would not, individually or in the aggregate, have a Material Adverse Effect.

(cc)           No Consents. No permit, consent, approval, authorization, order, registration, filing or qualification of or with any court, governmental agency or body having jurisdiction over any of the Partnership Entities or any of their respective properties or assets is required for the offering, issuance and sale by the Partnership of the Units, the execution, delivery and performance by the Partnership Parties of this Agreement, the consummation by the Partnership Parties of the transactions contemplated by this Agreement or the execution, delivery and performance of the Amended and Restated Partnership Agreement, except for such permits, consents, approvals, authorizations, orders, registrations, filings or qualifications required under the rules of the New York Stock Exchange (the “NYSE”), the Securities Act, the Exchange Act, the Rules and Regulations and state securities or “Blue Sky” laws and applicable rules and regulations under such laws.

(dd)           No Default. No Partnership Entity (i) is in violation of its Organizational Documents, (ii) is in default, and no event has occurred that, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, license or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties or assets is subject or (iii) is in violation of any statute, law or regulation or any order, rule, judgment, decree or injunction of any court or governmental agency or body having jurisdiction over it or its property or assets directed to any of the Partnership Entities or any of their properties in a proceeding to which any of them or their property is a party or has failed to obtain any license, permit, certificate, franchise or other governmental authorization or permit necessary to the ownership of its property or to the conduct of its business, except in the case of clauses (ii) and (iii), to the extent any such conflict, breach, violation, failure or default would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(ee)           Other Sales. The Partnership has not sold or issued any securities that would be integrated with the offering of the Units contemplated by this Agreement pursuant to the Securities Act, the Rules and Regulations or the interpretations thereof by the Commission.

(ff)           No Material Adverse Change, Liabilities, Material Contracts or Distributions. Since the date of the most recent financial statements of the Partnership included or incorporated by reference in the most recent Preliminary Prospectus, (i) no Partnership Entity has (A) sustained any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, (B) incurred any material liability or obligation, direct or contingent, other than liabilities and obligations that were incurred in the ordinary course of business; or (C)  entered into any material transaction not in the ordinary course of business; (ii) the Partnership has not declared or paid any distribution on its Common Units other than regular quarterly pro rata distributions to holders of Common Units; and (iii) there has not been any change in the net current assets or long-term debt of a Partnership Entity, in the case of clauses (i) or (iii), as could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, or any material adverse change, or any development involving a prospective material adverse change, in or affecting the condition (financial or otherwise), results of operations, properties, management, business or prospects of the Partnership Entities taken as a whole, in each case except as described in the most recent Preliminary Prospectus.

(gg)          Independent Public Accountants. Ernst & Young LLP, who has certified certain financial statements of the Partnership included in the most recent Preliminary Prospectus, is an independent registered public accounting firm with respect to the Partnership as required by the Securities Act, the Rules and Regulations and the regulations of the Public Company Accounting Oversight Board.

(hh)          Financial Statements. At December 31, 2020, the Partnership would have had, on the consolidated, as adjusted basis indicated in the most recent Preliminary Prospectus, a capitalization as set forth therein. The historical financial statements (including the related notes and supporting schedules) included or incorporated by reference in the most recent Preliminary Prospectus comply as to form in all material respects with the requirements of Regulation S-X under the Securities Act and present fairly in all material respects the financial condition, results of operations and cash flows of the entities purported to be shown thereby on the basis stated therein, at the dates and for the periods indicated, and have been prepared in conformity with accounting principles generally accepted in the United States applied on a consistent basis throughout the periods involved. The selected financial information contained or incorporated by reference in the most recent Preliminary Prospectus is accurately presented in all material respects and prepared on a basis consistent with the audited and unaudited historical consolidated financial statements, as applicable, from which it has been derived.

(ii)            XBRL. The interactive data in eXtensible Business Reporting Language incorporated by reference in the most recent Preliminary Prospectus fairly presents the information called for in all material respects and has been prepared in accordance with the Commission’s rules and guidelines applicable thereto in all material respects.

(jj)            Statistical and Market Data. Any statistical and market-related data included in the most recent Preliminary Prospectus are based on or derived from sources that the Partnership Parties believe to be reliable and accurate, and the Partnership has obtained the written consent to the use of such data from such sources to the extent required.

(kk)           Investment Company. None of the Partnership Entities is, and as of the Delivery Date and after giving effect to the offering and sale of the Units and the application of the proceeds therefrom as described under the caption “Use of Proceeds” in the most recent Preliminary Prospectus, none of them will be, an “investment company” or an entity “controlled” by an “investment company” within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder (collectively, the “Investment Company Act”).

(ll)            No Legal Proceedings. Except as described in the most recent Preliminary Prospectus, there is (i) no action, suit or proceeding before or by any court, arbitrator or governmental or regulatory agency, body or official, domestic or foreign, now pending or, to the knowledge of the Partnership Parties, threatened, to which any of the Partnership Entities is or may be a party or to which any of the business or property of any of the Partnership Entities is or may be subject, and (ii) no injunction, restraining order or order of any nature issued by a federal or state court or foreign court of competent jurisdiction to which any of the Partnership Entities is or may be subject, that, in the case of clauses (i) and (ii) above, if determined adversely to any of the Partnership Entities, could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(mm)        Contracts to be Described or Filed. There are no agreements, contracts, indentures, leases or other instruments that are required to be described in the most recent Preliminary Prospectus or to be filed as exhibits to the Registration Statement by the Securities Act or by the Rules and Regulations that have not been described in the most recent Preliminary Prospectus as required or filed as exhibits to the Registration Statement as required by the Securities Act or by the Rules and Regulations.

(nn)          No Labor Dispute. Except as described in the most recent Preliminary Prospectus, no labor disturbance by the employees of any of the Partnership Entities exists or, to the knowledge of the Partnership Parties, is imminent, that could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(oo)          Compliance with ERISA. (i) Each “employee benefit plan” (within the meaning of Section 3(3) of the Employee Retirement Security Act of 1974, as amended (“ERISA”)) for which the Partnership or any member of its “Controlled Group” (defined as any organization which is a member of a controlled group of corporations within the meaning of Section 414 of the Internal Revenue Code of 1986, as amended (the “Code”)) would have any liability (each a “Plan”) has been maintained in compliance with its terms and with the requirements of all applicable statutes, rules and regulations including ERISA and the Code, excluding any failures that individually or in the aggregate are not reasonably expected to result in a Material Adverse Effect; (ii) with respect to each Plan subject to Title IV of ERISA (a) no “reportable event” (within the meaning of Section 4043(c) of ERISA) has occurred or is reasonably expected to occur, other than events not reasonably expected to result, individually or in the aggregate, in a Material Adverse Effect, (b) no “accumulated funding deficiency” (within the meaning of Section 302 of ERISA or Section 412 of the Code), whether or not waived, has occurred or is reasonably expected to occur, (c) the fair market value of the assets under each Plan subject to Title IV of ERISA does not exceed the present value of all benefits accrued under such Plan (determined based on those assumptions used to fund such Plan) by an amount reasonably expected to result, individually or in the aggregate, in a Material Adverse Effect and (d) neither the Partnership or any member of its Controlled Group has incurred, or reasonably expects to incur, any liability under Title IV of ERISA (other than contributions to the Plan or premiums to the PBGC in the ordinary course and without default) in respect of a Plan (including a “multiemployer plan” within the meaning of Section 4001(c)(3) of ERISA); and (iii) each Plan that is intended to be qualified under Section 401(a) of the Code has received a determination letter (or may rely on an IRS opinion letter) that it is so qualified, or has timely submitted, or expects to timely submit, an application for such a determination and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification.

(pp)        Tax Returns. Each of the Partnership Entities has filed all material federal, state, local and foreign income and franchise tax returns required to be filed through the date hereof, subject to permitted extensions, and have paid all taxes due thereon other than those (i) that are being contested in good faith or (ii) that, if not paid, would not, individually or in the aggregate, have a Material Adverse Effect, and the Partnership Parties do not have any knowledge of any tax deficiencies with respect to any Partnership Entity that could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(qq)         No Transfer Taxes. There are no transfer taxes or other similar fees or charges under Federal law or the laws of any state, or any political subdivision thereof, required to be paid in connection with the execution and delivery of this Agreement or the issuance and the sale by the Partnership of the Units.

(rr)           Sarbanes-Oxley Act. Except as described in the most recent Preliminary Prospectus, there is and has been no failure on the part of a Partnership Entity or any of its directors or officers, in their capacities as such, to comply in all material respects with the provisions of the Sarbanes-Oxley Act of 2002, as amended, and the rules and regulations promulgated in connection therewith, including Section 402 related to loans and Sections 302 and 906 related to certifications.

(ss)          Title to Properties. The Partnership Entities have good and marketable title to all real property and good title to all personal property described in the most recent Preliminary Prospectus as being owned by the Partnership Entities, free and clear of all Liens (other than those arising under the Credit Agreement) except (i) as described in the most recent Preliminary Prospectus or (ii) such as do not materially interfere with the use of such properties, taken as a whole, by the Partnership Entities; provided that, with respect to any real property and buildings held under lease by the Partnership Entities, such real property and buildings are held under valid and subsisting and enforceable leases with such exceptions as do not materially interfere with the use of such properties, taken as a whole, by the Partnership Entities.

(tt)           Permits. The Partnership Entities have such permits, licenses, sub-licenses, patents, franchises, certificates of need and other approvals or authorizations of governmental or regulatory authorities (“Permits”) as are necessary under applicable law to own their properties and conduct their businesses in the manner described in the most recent Preliminary Prospectus, except for any of the foregoing that could not, in the aggregate, reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect; each of the Partnership Entities has fulfilled and performed all of its material obligations with respect to the Permits, and no event has occurred that allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other impairment of the rights of the holder or any such Permits, except for any of the foregoing that could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(uu)           Intellectual Property. The Partnership Entities own or possess adequate rights to use all material patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses, know-how, software, systems and technology (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) necessary for the conduct of their respective businesses and have no reason to believe that the conduct of their respective businesses will conflict with, and have not received any notice of any claim of conflict with, any such rights of others.

(vv)           Cybersecurity. (A) To the knowledge of the Partnership Parties, there has been no material security breach or material attack, unauthorized access or disclosure, or other compromise of or relating to any of the Partnership Entities’ information technology, computer systems, networks, hardware, software, sensitive data and databases (including the personally identifiable or confidential data of their respective customers, employees, suppliers, vendors and any third party data maintained, processed or stored by the Partnership Entities, and any such data processed or stored by third parties on behalf of the Partnership Entities), that are used in connection with their respective businesses (collectively, “IT Systems and Sensitive Data”) and (B) the Partnership Entities have not been notified of, and have no knowledge of any event or condition that would be reasonably expected to result in, any material security breach or material attack, unauthorized access or disclosure, or other compromise to their respective IT Systems and Sensitive Data. To the knowledge of the Partnership Parties, the Partnership Entities are presently in compliance in all material respects with all applicable laws or statutes and all judgments, orders, rules and regulations of any applicable court or arbitrator or any applicable governmental or regulatory authority, internal policies and contractual obligations applicable to the privacy and security of their IT Systems and Sensitive Data and to the protection of such IT Systems and Data from unauthorized use, access or modification. The Partnership Entities have implemented and maintained commercially reasonable controls, policies, procedures and safeguards to maintain and protect the integrity, continuous operation, redundancy and security of their IT Systems and Sensitive Data as required by applicable laws.

(ww)         Environmental Compliance. The Partnership Entities (i) are, and at all times prior hereto were, in compliance with all laws, regulations, ordinances, rules, orders, judgments, decrees, permits or other legal requirements of any governmental authority, including without limitation any international, national, state, provincial, regional, or local authority, relating to the protection of human health or safety, the environment, or natural resources, or to hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”) applicable to such entity, which compliance includes, without limitation, obtaining, maintaining and complying with all permits and authorizations and approvals required by Environmental Laws to conduct their respective businesses, and (ii) have not received notice of any actual or alleged violation of Environmental Laws, or of any potential liability for or other obligation concerning the presence, disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants, except in the case of clause (i) or (ii) where such non-compliance, violation, liability, or other obligation could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect or has otherwise already been resolved. Except as described in the most recent Preliminary Prospectus, (A) there are no proceedings that are pending, or, to the knowledge of the Partnership Parties, known to be contemplated, against any Partnership Entities under Environmental Laws in which a governmental authority is also a party, other than such proceedings regarding which it is reasonably believed no monetary sanctions of $300,000 or more will be imposed, (B) the Partnership Parties are not aware of any issues regarding non-compliance by the Partnership Entities with Environmental Laws, or liabilities or other obligations under Environmental Laws or concerning hazardous or toxic substances or wastes, pollutants or contaminants, that could reasonably be expected to have a material effect on the capital expenditures, earnings or competitive position of the Partnership Entities taken as a whole, and (C) the Partnership Parties do not anticipate that the Partnership Entities will be required to incur material capital expenditures relating to Environmental Laws.

(xx)             No Restrictions on Subsidiaries. No subsidiary of the Partnership is currently prohibited, directly or indirectly, from paying any dividends to the Partnership, from making any other distribution on such subsidiary’s equity securities, from repaying to the Partnership any loans or advances to such subsidiary from the Partnership or from transferring any of such subsidiary’s property or assets to the Partnership or any other subsidiary of the Partnership, except as described in the most recent Preliminary Prospectus and except for any such restrictions contained in the Credit Agreement and the Indentures.

(yy)           No Unlawful Contributions or Other Payments. No Partnership Entity, nor any director or officer of any of the Partnership Entities, nor, to the knowledge of any of the Partnership Parties, any agent, employee or affiliate of any Partnership Entity or any of its subsidiaries, is aware of or has taken any action, directly or indirectly, that would result in a violation by such persons of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (collectively, the “FCPA”), or any applicable law or regulation implementing the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions, or any other applicable anti-corruption or anti-bribery laws, including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay, or authorization or approval of the payment or giving of money, property, gifts, or anything else of value, directly or indirectly, to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA or any other applicable anti-corruption or anti-bribery laws; and each of the Partnership Entities and, to the knowledge of any of the Partnership Parties, their respective affiliates, have conducted their businesses in compliance with the FCPA and have instituted and maintain and enforce policies and procedures designed to promote and achieve compliance therewith and with the representation and warranty contained herein.

(zz)           No Conflict with Money Laundering Laws. The operations of each of the Partnership Entities are and have been conducted at all times in compliance with the applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all applicable jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving any of the Partnership Entities with respect to the Money Laundering Laws is pending or, to the knowledge of any of the Partnership Parties, threatened.

(aaa)        No Conflict with OFAC Laws. No Partnership Entity, nor any director or officer thereof, nor, to the knowledge of any of the Partnership Parties, any employee, agent, affiliate or representative of any Partnership Entity or any of its subsidiaries, is an individual or entity (“Person”) that is, or is owned or controlled by a Person that is currently subject to, any sanctions administered or enforced by the U.S. Government, including, without limitation, the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”) or any other applicable sanction laws or authority (“Sanctions”), nor are any of the Partnership Entities located, organized or resident in a country or territory that is the subject of Sanctions; and the Partnership will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or Person to (i) fund or facilitate any activities or business of or with any Person that, at the time of such funding or facilitation, is subject to any sanctions administered by OFAC or any other applicable sanctions laws or in any country or territory, that, at the time of such funding or facilitation, is the subject or target of Sanctions or (ii) in any other manner that will result in a violation of any sanctions administered by OFAC or any other applicable sanctions laws by any Person (including any Person participating in the offering, whether as underwriter, advisor, investor or otherwise).

(bbb)       No Distribution of Other Offering Materials. The Partnership has not distributed and, prior to the later to occur of the Delivery Date and completion of the distribution of the Units, will not distribute any offering material in connection with the offering and sale of the Units other than any Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus to which the Representatives have consented in accordance with Section 1(g) or 5(a)(vi) and any Issuer Free Writing Prospectus set forth on Schedule 2 hereto.

(ccc)        Market Stabilization. The Partnership Parties have not taken and will not take, directly or indirectly, any action designed to or that has constituted or that could reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Partnership to facilitate the sale or resale of the Units.

(ddd)        Books and Records. The Partnership (i) makes and keeps books, records and accounts that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of assets and (ii) maintains systems of internal accounting controls sufficient to provide reasonable assurances that (A) transactions are executed in accordance with management’s general or specific authorization; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (C) access to assets is permitted only in accordance with management’s general or specific authorization; and (D) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(eee)          Insurance. The Partnership Entities maintain insurance covering their properties, operations, personnel and businesses against such losses and risks as is reasonably adequate to protect them and their businesses as is customary for companies engaged in similar businesses in similar industries. None of the Partnership Entities has received notice from any insurer or agent of such insurer that material capital improvements or other material expenditures will have to be made in order to continue such insurance; all such insurance is outstanding and duly in force on the date hereof and will be outstanding and duly in force on the Delivery Date.

(fff)           Disclosure Controls. The Partnership has established and maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) under the Exchange Act) that (i) are designed to ensure that material information relating to the Partnership, including its consolidated subsidiaries, is made known to the General Partner’s principal executive officer and its principal financial officer by others within those entities; (ii) have been evaluated for effectiveness and presented in the Partnership’s Annual Report on Form 10-K for the year ended December 31, 2020; and (iii) as of December 31, 2020, are effective in all material respects to perform the functions for which they were established.

(ggg)       No Significant Deficiency in Internal Control over Financial Reporting. Since the date of the most recent balance sheet of the Partnership reviewed by Ernst & Young LLP and the audit committee of the board of directors of the General Partner, (i) the Partnership has not been advised of (A) any significant deficiencies or material weaknesses in the design or operation of internal controls over financial reporting or (B) any fraud, whether or not material, that involves management or other employees who have a significant role in the internal controls over financial reporting of the Partnership, and (ii) since that date, there has been no significant change in internal controls over financial reporting that has significantly affected such internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses.

Any certificate signed by any officer of the Partnership Parties and delivered to the Representatives or counsel for the Underwriters in connection with the offering of the Units shall be deemed a representation and warranty by the Partnership Parties, as to matters covered thereby, to each Underwriter.

2.             Purchase of the Units by the Underwriters. On the basis of the representations, warranties and agreements contained in, and subject to the terms and conditions of, this Agreement, the Partnership agrees to issue and sell 3,000,000 Units to the several Underwriters, and each of the Underwriters, severally and not jointly, agrees to purchase the number of Units set forth opposite that Underwriter’s name in Schedule 1 hereto. The respective purchase obligations of the Underwriters with respect to the Units shall be rounded among the Underwriters to avoid fractional Units, as the Representatives may determine.

The price of the Units purchased by the Underwriters shall be $24.2125 per Unit.

The Partnership shall not be obligated to deliver any of the Units to be delivered on the Delivery Date, except upon payment for all such Units to be purchased on the Delivery Date as provided herein.

3.             Offering of Units by the Underwriters. Upon authorization by the Representatives of the release of the Units, the several Underwriters propose to offer the Units for sale upon the terms and conditions to be set forth in the Prospectus.

4.             Delivery of and Payment for the Units. Delivery of and payment for the Units shall be made at 10:00 A.M., New York City time, on the fifth full business day following the date of this Agreement or at such other date as shall be determined by agreement between the Representatives and the Partnership. This date and time are sometimes referred to as the “Delivery Date.” Delivery of the Units shall be made to the Representatives for the account of each Underwriter against payment by the several Underwriters through the Representatives and of the respective aggregate purchase prices of the Units being sold by the Partnership to or upon the order of the Partnership of the purchase price by wire transfer in immediately available funds to the accounts specified by the Partnership. Time shall be of the essence, and delivery at the time specified pursuant to this Agreement is a further condition of the obligation of each Underwriter hereunder. The Partnership shall deliver the Units through the facilities of The Depository Trust Company, New York, New York (“DTC”) unless the Representatives shall otherwise instruct.

5.              Further Agreements of the Partnership Parties and the Underwriters.

(a)            The Partnership Parties, jointly and severally, agree:

(i)            To prepare the Prospectus in a form approved by the Representatives and to file such Prospectus pursuant to Rule 424(b) under the Securities Act not later than the Commission’s close of business on the second business day following the execution and delivery of this Agreement; to make no further amendment or any supplement to the Registration Statement or the Prospectus prior to the Delivery Date except as provided herein; to advise the Representatives, promptly after it receives notice thereof, of the time when any amendment or supplement to the Registration Statement or the Prospectus has been filed and to furnish the Representatives with copies thereof; to file promptly all reports and any definitive proxy or information statements required to be filed by the Partnership with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Units; to advise the Representatives, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of the Prospectus or any Issuer Free Writing Prospectus, of the suspension of the qualification of the Units for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding or examination for any such purpose or of any request by the Commission for the amending or supplementing of the Registration Statement, the Prospectus or any Issuer Free Writing Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of the Prospectus or any Issuer Free Writing Prospectus or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal;

(ii)             Unless otherwise available on the Commission’s electronic data gathering, analysis and retrieval system (“EDGAR”) to furnish promptly to the Representatives and to counsel for the Underwriters a signed copy of the Registration Statement as originally filed with the Commission, and each amendment thereto filed with the Commission, including all consents and exhibits filed therewith;

(iii)            To deliver promptly to the Representatives such number of the following documents as the Representatives shall reasonably request: (A) unless otherwise available on EDGAR, conformed copies of the Registration Statement as originally filed with the Commission and each amendment thereto (in each case excluding exhibits other than this Agreement and the computation of per Unit earnings), (B) each Preliminary Prospectus, the Prospectus and any amended or supplemented Prospectus, (C) each Issuer Free Writing Prospectus and (D) any document incorporated by reference in any Preliminary Prospectus or the Prospectus; and, if the delivery of a prospectus is required at any time after the date hereof in connection with the offering or sale of the Units and if at such time any events shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Securities Act or the Exchange Act, to notify the Representatives and, upon their request, to file such document and to prepare and furnish without charge to each Underwriter and any dealer in securities as many copies as the Representatives may from time to time reasonably request of an amended or supplemented Prospectus that will correct such statement or omission or effect such compliance;

(iv)            To file promptly with the Commission any amendment or supplement to the Registration Statement or the Prospectus that may, in the reasonable judgment of the Partnership Parties or the Representatives, be required by the Securities Act or requested by the Commission;

(v)            Prior to filing with the Commission any amendment or supplement to the Registration Statement or the Prospectus, any document incorporated by reference in the Prospectus or any amendment to any document incorporated by reference in the Prospectus, to furnish a copy thereof to the Representatives and counsel for the Underwriters and obtain the consent of the Representatives to the filing, which consent shall not be unreasonably withheld;

(vi)           Not to make any offer relating to the Units that would constitute an Issuer Free Writing Prospectus without the prior written consent of the Representatives;

(vii)          To comply with all applicable requirements of Rule 433 with respect to any Issuer Free Writing Prospectus; and if at any time after the date hereof any events shall have occurred as a result of which any Issuer Free Writing Prospectus, as then amended or supplemented, would conflict with the information in the Registration Statement, the most recent Preliminary Prospectus or the Prospectus or would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or, if for any other reason it shall be necessary to amend or supplement any Issuer Free Writing Prospectus, to notify the Representatives and, upon their request, to file such document and to prepare and furnish without charge to each Underwriter as many copies as the Representatives may from time to time reasonably request of an amended or supplemented Issuer Free Writing Prospectus that will correct such conflict, statement or omission or effect such compliance;

(viii)         As soon as practicable after the Effective Date and in any event not later than 16 months after the date hereof, to make generally available to the Partnership’s security holders and, unless otherwise available on EDGAR, to deliver to the Representatives an earnings statement of the Partnership Entities (which need not be audited) complying with Section 11(a) of the Securities Act and the Rules and Regulations;

(ix)            Promptly from time to time to take such action as the Representatives may reasonably request to qualify the Units for offering and sale under the securities laws of Canada and such other jurisdictions as the Representatives may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Units; provided that in connection therewith the Partnership shall not be required to (i) qualify as a foreign corporation in any jurisdiction in which it would not otherwise be required to so qualify, (ii) file a general consent to service of process in any such jurisdiction or (iii) subject itself to taxation in any jurisdiction in which it would not otherwise be subject;

(x)            For a period commencing on the date hereof and ending on the 45th day after the date of the Prospectus (the “Lock-Up Period”), not to, directly or indirectly, (1) offer for sale, sell, pledge or otherwise dispose of (or enter into any transaction or device that is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any Series B Preferred Units or securities convertible into or exchangeable for Series B Preferred Units (other than the Units to be sold hereunder), or in either case, securities that are substantially similar to the Series B Preferred Units, or sell or grant options, rights or warrants with respect to any Series B Preferred Units or securities convertible into or exchangeable for Series B Preferred Units, or in either case, securities that are substantially similar to the Series B Preferred Units, (2) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of such Series B Preferred Units, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Series B Preferred Units or other securities, in cash or otherwise, (3) file or cause to be filed a registration statement, including any amendments, with respect to the registration of any Series B Preferred Units or securities convertible, exercisable or exchangeable into Series B Preferred Units, or in either case, securities that are substantially similar to the Series B Preferred Units (other than any registration statement on Form S-8) or (4) publicly disclose the intention to do any of the foregoing, in each case without the prior written consent of the Representatives, on behalf of the Underwriters;

(xi)            (i) To prepare a Term Sheet containing a description of the final terms of the Units and their offering, in a form approved by the Representatives and attached as Schedule 3 hereto and (ii) to file such Term Sheet pursuant to Rule 433 under the Securities Act within the time required by such rule. The Partnership acknowledges that the Term Sheet is an Issuer Free Writing Prospectus and will comply with its related obligations set forth in this Agreement. The Partnership agrees to furnish or make available to the Underwriters, without charge, as many copies of the Term Sheet as they shall reasonably request;

(xii)           To apply the net proceeds from the sale of Units being sold by the Partnership as set forth in the Prospectus;

(xiii)          To use commercially reasonable efforts to cause the Units to be eligible for clearance, settlement and trading through the facilities of the DTC;

(xiv)          To make commercially reasonable efforts to effect listing of the Units on the NYSE within 30 days of the Delivery Date and, upon such listing, use commercially reasonable efforts to maintain such listing and satisfy the requirements for such continued listing; and

(xv)           To prepare and file, in accordance with Section 12 of the Exchange Act, a registration statement on Form 8-A to register the class of securities consisting of the Series B Preferred Units under the Exchange Act.

(b)            Each Underwriter severally agrees that such Underwriter shall not include any “issuer information” (as defined in Rule 433) in any “free writing prospectus” (as defined in Rule 405) used or referred to by such Underwriter without the prior consent of the Partnership Parties (any such issuer information with respect to whose use the Partnership Parties have given their consent, “Permitted Issuer Information”); provided that (i) no such consent shall be required with respect to any such issuer information contained in any document filed by the Partnership with the Commission prior to the use of such free writing prospectus and (ii) “issuer information,” as used in this Section 5(b), shall not be deemed to include information prepared by or on behalf of such Underwriter on the basis of or derived from issuer information.

6.             Expenses. The Partnership agrees, whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, to pay all costs, expenses, fees and taxes incident to and in connection with (a) the authorization, issuance, sale and delivery of the Units and any stamp duties or other taxes payable in that connection, and the preparation and printing of certificates for the Units; (b) the preparation, printing and filing under the Securities Act of the Registration Statement (including any exhibits thereto), the Preliminary Prospectus, the Prospectus, each Issuer Free Writing Prospectus and any amendment or supplement thereto; (c) the distribution of the Registration Statement (including any exhibits thereto), the Preliminary Prospectus, the Prospectus, each Issuer Free Writing Prospectus and any amendment or supplement thereto, or any document incorporated by reference therein, all as provided in this Agreement; (d) the production and distribution of this Agreement, any supplemental agreement among Underwriters, and any other related documents in connection with the offering, purchase, sale and delivery of the Units; (e) any required review by the Financial Industry Regulatory Authority, Inc. of the terms of sale of the Units (including related fees and expenses of counsel to the Underwriters); (f) the listing of the Units on the NYSE and/or any other exchange; (g) the qualification of the Units under the securities laws of the several jurisdictions as provided in Section 5(a)(ix) and the preparation, printing and distribution of a Blue Sky Memorandum (including related fees and expenses of counsel to the Underwriters); (h) the investor presentations on any “road show” undertaken in connection with the marketing of the Units, including, without limitation, expenses associated with any electronic roadshow, travel and lodging expenses of the representatives and officers of the General Partner and the cost of any aircraft chartered in connection with the road show; and (i) all other costs and expenses incident to the performance of the obligations of the Partnership Parties under this Agreement; provided that, except as provided in this Section 6 and in Sections 8 and 11, the Underwriters shall pay their own costs and expenses, including the costs and expenses of their counsel, any transfer taxes on the Units which they may sell and the expenses of advertising any offering of the Units made by the Underwriters.

7.             Conditions of Underwriters’ Obligations. The respective obligations of the Underwriters hereunder are subject to the accuracy, when made and on the Delivery Date, of the representations and warranties of the Partnership Parties contained herein, to the performance by each of the Partnership Parties of their respective covenants and other obligations hereunder and to the following additional conditions:

(a)            The Prospectus shall have been timely filed with the Commission in accordance with Section 5(a)(i); the Partnership shall have complied with all filing requirements applicable to any Issuer Free Writing Prospectus used or referred to after the date hereof; no stop order suspending the effectiveness of the Registration Statement or preventing or suspending the use of the Prospectus or any Issuer Free Writing Prospectus shall have been issued and no proceeding or examination for such purpose shall have been initiated or threatened by the Commission; and any request of the Commission for inclusion of additional information in the Registration Statement or the Prospectus or otherwise shall have been complied with.

(b)           No Underwriter shall have discovered and disclosed to the Partnership Parties on or prior to the Delivery Date that the Registration Statement, the Prospectus or the Pricing Disclosure Package, or any amendment or supplement thereto, contains an untrue statement of a fact which, in the opinion of Baker Botts L.L.P., counsel for the Underwriters, is material or omits to state a fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading.

(c)            All corporate, partnership and limited liability company proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the Units, the Registration Statement, the Prospectus and any Issuer Free Writing Prospectus, and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be reasonably satisfactory in all material respects to counsel for the Underwriters, and the Partnership Parties shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

(d)           Vinson & Elkins L.L.P., counsel to the Partnership, shall have furnished to the Representatives its written opinion and negative assurance statement, addressed to the Underwriters and dated the Delivery Date, in form and substance reasonably satisfactory to the Representatives, substantially in the form attached hereto as Exhibit A.

(e)            Edward Faneuil, General Counsel of the General Partner, shall have furnished to the Representatives his written opinion, addressed to the Underwriters and dated the Delivery Date, in form and substance reasonably satisfactory to the Representatives, substantially in the form attached hereto as Exhibit B.

(f)            Baker Botts L.L.P., counsel for the Underwriters, shall have furnished to the Representatives such written opinion or opinions and negative assurance statement, dated the Delivery Date, with respect to the issuance and sale of the Units, the Registration Statement, the Prospectus and the Pricing Disclosure Package and other related matters as the Representatives may reasonably request, and the Partnership shall have furnished to such counsel such documents and information as they may reasonably request to enable them to pass upon such matters.

(g)           At the time of execution of this Agreement, the Representatives shall have received from Ernst & Young LLP a letter, in form and substance satisfactory to the Representatives, addressed to the Underwriters and dated the date hereof (i) confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, and (ii) stating, as of the date hereof (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the most recent Preliminary Prospectus, as of a date not more than three business days prior to the date hereof), the conclusions and findings of such firm with respect to the financial information and other matters ordinarily covered by accountants’ “comfort letters” to underwriters in connection with registered public offerings.

(h)           With respect to the letter of Ernst & Young LLP referred to in the preceding paragraph and delivered to the Representatives concurrently with the execution of this Agreement (the “initial letter”), such firm shall have furnished to the Representatives a letter (the “bring-down letter”) of such accountants, addressed to the Underwriters and dated the Delivery Date (i) confirming that such accountants are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, (ii) stating, as of the date of the bring-down letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than three business days prior to the date of the bring-down letter), the conclusions and findings of such firm with respect to the financial information and other matters covered by the initial letter and (iii) confirming in all material respects the conclusions and findings set forth in the initial letter.

(i)            The Partnership Parties shall have furnished to the Representatives a certificate, dated the Delivery Date, signed on behalf of the Partnership by the Chief Executive Officer and the Chief Financial Officer of the General Partner stating that:

(i)             The representations, warranties and agreements of the Partnership Parties in Section 1 are true and correct on and as of the Delivery Date, and the Partnership Parties have complied with all their agreements contained herein and satisfied all the conditions on their part to be performed or satisfied hereunder at or prior to the Delivery Date;

(ii)            No stop order suspending the effectiveness of the Registration Statement has been issued; and no proceedings or examination for that purpose have been instituted or, to the knowledge of such officers, threatened; and the Commission has not notified the Partnership of any objection to the use of the form of the Registration Statement or any post-effective amendment thereto; and

(iii)           They have carefully examined the Registration Statement, the Prospectus and the Pricing Disclosure Package, and, in their opinion, (A) (1) the Registration Statement, as of the latest Effective Date, (2) the Prospectus, as of its date and on the Delivery Date, or (3) the Pricing Disclosure Package, as of the Applicable Time and on the Delivery Date, did not and do not contain any untrue statement of a material fact and did not and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (except in the case of the Registration Statement, in the light of the circumstances under which they were made) not misleading, and (B) since the latest Effective Date, no event has occurred that should have been set forth in a supplement or amendment to the Registration Statement, the Prospectus or any Issuer Free Writing Prospectus that has not been so set forth;

(j)            (i) none of the Partnership Entities shall have sustained, since the date of the latest audited financial statements included or incorporated by reference in the most recent Preliminary Prospectus, any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree or (ii) since such date there shall not have been any change in the Units or long-term debt of any of the Partnership Entities or any change, or any development involving a prospective change, in or affecting the condition (financial or otherwise), results of operations, partners or shareholders’ equity, properties, management, business or prospects of the Partnership Entities taken as a whole, the effect of which, in any such case described in clause (i) or (ii), is, in the judgment of the Representatives, so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Units being delivered on the Delivery Date on the terms and in the manner contemplated in the Prospectus.

(k)           Subsequent to the earlier of (A) the Applicable Time and (B) the execution and delivery of this Agreement, (i) no downgrading shall have occurred in the rating accorded any debt securities or preferred stock issued or guaranteed by any of the Partnership Entities by any “nationally recognized statistical rating organization,” as such term is defined by the Commission for purposes of Section 3(a)(62) of the Exchange Act; and (ii) no such organization shall have publicly announced that it has under surveillance or review, or has changed its outlook with respect to, its rating of any debt securities or preferred stock issued or guaranteed by any of the Partnership Entities (other than an announcement with positive implications of a possible upgrading).

(l)            Subsequent to the execution and delivery of this Agreement there shall not have occurred any of the following: (i) trading in securities generally on the NYSE or NASDAQ or in the over-the-counter market, or trading in any securities of the Partnership on any exchange or in the over-the-counter market, shall have been suspended or materially limited or the settlement of such trading generally shall have been materially disrupted or minimum prices shall have been established on any such exchange or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction, (ii) a general moratorium on commercial banking activities shall have been declared by federal or state authorities, (iii) the United States shall have become engaged in hostilities, there shall have been an escalation in hostilities involving the United States or there shall have been a declaration of a national emergency or war by the United States or (iv) such a material adverse change in general economic, political or financial conditions, including, without limitation, as a result of terrorist activities after the date hereof (or the effect of international conditions on the financial markets in the United States shall be such), as to make it, in the judgment of the Representatives, impracticable or inadvisable to proceed with the public offering or delivery of the Units being delivered on the Delivery Date on the terms and in the manner contemplated in the Prospectus.

(m)             On or prior to the Delivery Date, the Partnership Parties shall have furnished to the Underwriters such further certificates and documents as the Underwriters may reasonably request.

All opinions, letters, certificates and evidence mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Underwriters.

8.             Indemnification and Contribution.

(a)            Each of the Partnership Parties, jointly and severally, shall indemnify and hold harmless each Underwriter, its directors, officers and employees, affiliates of any Underwriter who have participated in the distribution of the Units as an underwriter, and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of Units), to which that Underwriter, director, officer, employee, affiliate or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in (A) any Preliminary Prospectus, the Registration Statement, the Prospectus or in any amendment or supplement thereto, (B) any Issuer Free Writing Prospectus or in any amendment or supplement thereto or (C) any Permitted Issuer Information used or referred to in any “free writing prospectus” (as defined in Rule 405) used or referred to by any Underwriter, (D) any “road show” (as defined in Rule 433) not constituting an Issuer Free Writing Prospectus (a “Non-Prospectus Road Show”) or (E) any Blue Sky application or other document prepared or executed by the Partnership Parties (or based upon any written information furnished by the Partnership Parties for use therein) specifically for the purpose of qualifying any or all of the Units under the securities laws of any state or other jurisdiction (any such application, document or information being hereinafter called a “Blue Sky Application”) or (ii) (A) the omission or alleged omission to state in the Registration Statement or in any amendment or supplement thereto any material fact required to be stated therein or necessary to make the statements therein not misleading or (B) the omission or alleged omission to state in any Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus or in any amendment or supplement thereto or in any Permitted Issuer Information, any Non-Prospectus Road Show or any Blue Sky Application, any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, and shall reimburse each Underwriter and each such director, officer, employee or controlling person promptly upon demand for any legal or other expenses reasonably incurred by that Underwriter, director, officer, employee, affiliate or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Partnership Parties shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or in any such amendment or supplement thereto or in any Permitted Issuer Information, any Non-Prospectus Road Show or any Blue Sky Application, in reliance upon and in conformity with written information concerning such Underwriter furnished to the Partnership Parties through the Representatives by or on behalf of any Underwriter specifically for inclusion therein, which information consists solely of the information specified in Section 8(e). The foregoing indemnity agreement is in addition to any liability which the Partnership Parties may otherwise have to any Underwriter or to any director, officer, employee or controlling person of that Underwriter.

(b)            Each Underwriter, severally and not jointly, shall indemnify and hold harmless each of the Partnership Parties, their respective directors, officers and employees, and each person, if any, who controls any of the Partnership Parties within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Partnership Parties or any such director, officer, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or in any amendment or supplement thereto or in any Non-Prospectus Road Show or Blue Sky Application, or (ii) the omission or alleged omission to state in any Preliminary Prospectus, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or in any amendment or supplement thereto or in any Non-Prospectus Road Show or Blue Sky Application, any material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information concerning such Underwriter furnished to the Partnership Parties through the Representatives by or on behalf of that Underwriter specifically for inclusion therein, which information is limited to the information set forth in Section 8(e), and subject to Section 8(c) shall reimburse the Partnership Party and any such director, manager, officer, employee or controlling person for any legal or other expenses reasonably incurred by the Partnership Party or any such director, manager, officer, employee or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred. The foregoing indemnity agreement is in addition to any liability that any Underwriter may otherwise have to the Partnership Parties or any such director, officer, employee or controlling person.

(c)             Promptly after receipt by an indemnified party under this Section 8 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 8 except to the extent it has been materially prejudiced by such failure and, provided, further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 8. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 8 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that the indemnified party shall have the right to employ counsel to represent jointly the indemnified party and those other indemnified parties and their respective directors, officers, employees and controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought under this Section 8 if (i) the indemnified party and the indemnifying party shall have so mutually agreed; (ii) the indemnifying party has failed within a reasonable time to retain counsel reasonably satisfactory to the indemnified party; (iii) the indemnified party and its directors, officers, employees and controlling persons shall have reasonably concluded that there may be legal defenses available to them that are different from or in addition to those available to the indemnifying party; or (iv) the named parties in any such proceeding (including any impleaded parties) include both the indemnified parties or their respective directors, officers, employees or controlling persons, on the one hand, and the indemnifying party, on the other hand, and representation of both sets of parties by the same counsel would be inappropriate due to actual or potential differing interests between them, and in any such event the fees and expenses of such separate counsel shall be paid by the indemnifying party. No indemnifying party shall (i) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding and does not include any findings of fact or admissions of fault or culpability as to the indemnified party, or (ii) be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with the consent of the indemnifying party or if there be a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by Section 8(c) hereof, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement.

(d)             If the indemnification provided for in this Section 8 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section 8(a), 8(b) or 8(c) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Partnership Parties, on the one hand, and the Underwriters, on the other, from the offering of the Units or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Partnership Parties, on the one hand, and the Underwriters, on the other, with respect to the statements or omissions that resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Partnership Parties, on the one hand, and the Underwriters, on the other, with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Units purchased under this Agreement (before deducting expenses) received by the Partnership, as set forth in the table on the cover page of the Prospectus, on the one hand, and the total underwriting discounts and commissions received by the Underwriters with respect to the Units purchased under this Agreement, as set forth in the table on the cover page of the Prospectus, on the other hand. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Partnership Parties or the Underwriters, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Partnership Parties and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 8(d) were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 8(d) shall be deemed to include, for purposes of this Section 8(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8(d), no Underwriter shall be required to contribute any amount in excess of the amount by which the net proceeds from the sale of the Units underwritten by it exceeds the amount of any damages that such Underwriter has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations to contribute as provided in this Section 8(d) are several in proportion to their respective underwriting obligations and not joint.

(e)             The Underwriters severally confirm and the Partnership Parties acknowledge and agree that the statements regarding delivery of Units by the Underwriters set forth on the cover page of, and the table setting forth the name of, and the number of Units to be purchased by, each Underwriter, the concession figure and the paragraphs relating to stabilization, short positions and penalty bids by the Underwriters appearing under the caption “Underwriting” in the most recent Preliminary Prospectus and the Prospectus are correct and constitute the only information concerning such Underwriters furnished in writing to the Partnership Parties by or on behalf of the Underwriters specifically for inclusion in any Preliminary Prospectus, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or in any amendment or supplement thereto or in any Non-Prospectus Road Show.

9.            Defaulting Underwriters. If, on the Delivery Date, any Underwriter defaults in the performance of its obligations under this Agreement, the remaining non-defaulting Underwriters shall be obligated to purchase the Units that the defaulting Underwriter agreed but failed to purchase on the Delivery Date in the respective proportions which the number of Units set forth opposite the name of each remaining non-defaulting Underwriter in Schedule 1 hereto bears to the total number of Units set forth opposite the names of all the remaining non-defaulting Underwriters in Schedule 1 hereto; provided, however, that the remaining non-defaulting Underwriters shall not be obligated to purchase any Units on the Delivery Date if the total number of Units that the defaulting Underwriter or Underwriters agreed but failed to purchase on such date exceeds 9.09% of the total number of Units to be purchased on the Delivery Date, and any remaining non-defaulting Underwriter shall not be obligated to purchase more than 110% of the number of Units that it agreed to purchase on the Delivery Date pursuant to the terms of Section 2 hereof. If the foregoing maximums are exceeded, the remaining non-defaulting Underwriters, or those other underwriters satisfactory to the Representatives who so agree, shall have the right, but shall not be obligated, to purchase, in such proportion as may be agreed upon among them, all Units to be purchased on the Delivery Date. If the remaining Underwriters or other underwriters satisfactory to the Representatives do not elect to purchase the Units that the defaulting Underwriter or Underwriters agreed but failed to purchase on the Delivery Date, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter or the Partnership Parties, except that the Partnership Parties will continue to be liable for the payment of expenses to the extent set forth in Sections 6 and 11. As used in this Agreement, the term “Underwriter” includes, for all purposes of this Agreement unless the context requires otherwise, any party not listed in Schedule 1 hereto that, pursuant to this Section 9, purchases Units that a defaulting Underwriter agreed but failed to purchase.

Nothing contained herein shall relieve a defaulting Underwriter of any liability it may have to the Partnership Parties for damages caused by its default. If other Underwriters are obligated or agree to purchase Units of a defaulting or withdrawing Underwriter, either the Representatives or the Partnership may postpone the Delivery Date for up to seven full business days in order to effect any changes that in the opinion of counsel for the Partnership or counsel for the Underwriters may be necessary in the Registration Statement, the Prospectus or in any other document or arrangement.

10.            Termination. The obligations of the Underwriters hereunder may be terminated by the Representatives by notice given to and received by the Partnership prior to delivery of and payment for the Units if, prior to that time, any of the events described in Sections 7(j), 7(k) and 7(l) shall have occurred or if the Underwriters shall decline to purchase the Units for any reason permitted under this Agreement.

11.            Reimbursement of Underwriters’ Expenses. If the Partnership Parties shall fail to tender the Units for delivery to the Underwriters at the Delivery Date by reason of any failure, refusal or inability on the part of the Partnership Parties to perform any agreement on their part to be performed, or because any other condition of the Underwriters’ obligations hereunder required to be fulfilled by the Partnership Parties is not fulfilled, the Partnership Parties will reimburse the Underwriters for all reasonable out-of-pocket expenses (including fees and disbursements of counsel) incurred by the Underwriters in connection with this Agreement and the proposed purchase of the Units, and upon demand the Partnership Parties shall pay the full amount thereof to the Representatives. If this Agreement is terminated pursuant to Section 9 by reason of the default of one or more Underwriters, the Partnership Parties shall not be obligated to reimburse any defaulting Underwriter on account of those expenses.

12.            Research Analyst Independence. The Partnership Parties acknowledge that the Underwriters’ research analysts and research departments are required to be independent from their respective investment banking divisions and are subject to certain regulations and internal policies, and that such Underwriters’ research analysts may hold views and make statements or investment recommendations and/or publish research reports with respect to the Partnership and/or the offering that differ from the views of their respective investment banking divisions. The Partnership Parties hereby waive and release, to the fullest extent permitted by law, any claims that the Partnership Parties may have against the Underwriters with respect to any conflict of interest that may arise from the fact that the views expressed by their independent research analysts and research departments may be different from or inconsistent with the views or advice communicated to the Partnership Parties by such Underwriters’ investment banking divisions. The Partnership Parties acknowledge that each of the Underwriters is a full service securities firm and as such from time to time, subject to applicable securities laws, may effect transactions for its own account or the account of its customers and hold long or short positions in debt or equity securities of the companies that may be the subject of the transactions contemplated by this Agreement.

13.            No Fiduciary Duty. The Partnership Parties acknowledge and agree that in connection with this offering, sale of the Units or any other services the Underwriters may be deemed to be providing hereunder, notwithstanding any preexisting relationship, advisory or otherwise, between the parties or any oral representations or assurances previously or subsequently made by the Underwriters: (i) no fiduciary or agency relationship between the Partnership Parties and any other person, on the one hand, and the Underwriters, on the other, exists; (ii) the Underwriters are not acting as advisors, expert or otherwise, to the Partnership Parties, including, without limitation, with respect to the determination of the public offering price of the Units, and such relationship between the Partnership Parties, on the one hand, and the Underwriters, on the other, is entirely and solely commercial, based on arms-length negotiations; (iii) any duties and obligations that the Underwriters may have to the Partnership Parties shall be limited to those duties and obligations specifically stated herein; and (iv) the Underwriters and their respective affiliates may have interests that differ from those of the Partnership Parties. The Partnership Parties hereby waive any claims that the Partnership Parties may have against the Underwriters with respect to any breach of fiduciary duty in connection with this offering.

14.            Notices, Etc. All statements, requests, notices and agreements hereunder shall be in writing, and:

(a)             if to the Underwriters, shall be delivered or sent by mail or facsimile transmission to Stifel, Nicolaus & Company, Incorporated, 787 7th Avenue, 11th Floor, New York, New York 10019, Attention: James Georgiow, Facsimile: (212) 682-3778; and Morgan Stanley & Co. LLC, 1585 Broadway, New York, New York 10036, Attention: Investment Banking Division, Facsimile: (212) 507-5089; and

(b)             if to the Partnership, shall be delivered or sent by mail or facsimile transmission to the address of the Partnership set forth in the Registration Statement, Attention: Edward Faneuil, Facsimile: (781) 398-9211.

Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof.

15.            Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the Underwriters, the Partnership Parties, and their respective successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that (A) the representations, warranties, indemnities and agreements of the Partnership Parties in this Agreement shall also be deemed to be for the benefit of the directors, officers, employees and affiliates of the Underwriters who have participated in the distribution of the Units as underwriters and each person or persons, if any, who control any Underwriter within the meaning of Section 15 of the Securities Act and (B) the indemnity agreement of the Underwriters contained in Section 8(b) of this Agreement shall be deemed to be for the benefit of the directors of the General Partner, the officers of the General Partner who have signed the Registration Statement and any person controlling the Partnership Parties within the meaning of Section 15 of the Securities Act. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 15, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

16.            Survival. The respective indemnities, rights of contribution, representations, warranties and agreements of the Partnership Parties and the Underwriters contained in this Agreement or made by or on behalf of the Partnership Parties or the Underwriters pursuant to this Agreement or any certificate delivered pursuant hereto shall survive the delivery of and payment for the Units and shall remain in full force and effect, regardless of any investigation made by or on behalf of any of them or any person controlling any of them.

17.            Certain Defined Terms. For purposes of this Agreement, (a) except where otherwise expressly provided, the term “affiliate” has the meaning set forth in Rule 405 under the Securities Act; (b) the term “business day” means any day other than a day on which banks are permitted or required to be closed in New York City; and (c) the term “subsidiary” has the meaning set forth in Rule 405 under the Securities Act.

18.            Governing Law. This Agreement and any claim, controversy or dispute arising under or related to this Agreement shall be governed by and construed in accordance with the laws of the State of New York.

19.            Submission to Jurisdiction. The Partnership Parties hereby submit to the exclusive jurisdiction of the U.S. federal and New York state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.  The Partnership Parties waive any objection which they may now or hereafter have to the laying of venue of any such suit or proceeding in such courts.  Each of the Partnership Parties agrees that final judgment in any such suit, action or proceeding brought in such court shall be conclusive and binding upon the Partnership Parties and may be enforced in any court to the jurisdiction of which the Partnership Parties are subject by a suit upon such judgment.

20.            Compliance with USA Patriot Act. In accordance with the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), the Underwriters are required to obtain, verify and record information that identifies their respective clients, including the Partnership, which information may include the name and address of their respective clients, as well as other information that will allow the Underwriters to properly identify their respective clients.

21.            Waiver of Jury Trial. Each of the Partnership Entities hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

22.            Amendments or Waivers. No amendment or waiver of any provision of this Agreement, nor any consent or approval to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the parties hereto.

23.            Counterparts. This Agreement may be signed in counterparts (which may include counterparts delivered by any standard form of telecommunication), each of which shall be an original and all of which together shall constitute one and the same instrument. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Agreement or any document to be signed in connection with this Agreement shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, and the parties hereto consent to conduct the transactions contemplated hereunder by electronic means.

24.            Headings. The headings herein are included for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

25.            Recognition of the U.S. Special Resolution Regimes.

(a)            In the event that any Underwriter that is a Covered Entity becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer from such Underwriter of this Agreement, and any interest and obligation in or under this Agreement, will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Agreement, and any such interest and obligation, were governed by the laws of the United States or a state of the United States.

(b)            In the event that any Underwriter that is a Covered Entity or a BHC Act Affiliate of such Underwriter becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under this Agreement that may be exercised against such Underwriter are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if this Agreement were governed by the laws of the United States or a state of the United States.

(c)             For purposes of this Section 25:

(i)             “BHC Act Affiliate” has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k).

(ii)            “Covered Entity” means any of the following: (A) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (B) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (C) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).

(iii)             “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

(iv)            “U.S. Special Resolution Regime” means each of (A) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (B) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder.

[Signature page follows]

If the foregoing correctly sets forth the agreement among the Partnership Parties and the Underwriters, please indicate your acceptance in the space provided for that purpose below.

Very truly yours,

GLOBAL PARTNERS LP

By:	Global GP LLC, its general partner

By:	/s/ Daphne H. Foster

Name:	Daphne H. Foster
Title:	Chief Financial Officer

GLOBAL GP LLC

By:	/s/ Daphne H. Foster

Name:	Daphne H. Foster
Title:	Chief Financial Officer

GLOBAL OPERATING LLC

By:	Global Partners LP, its sole member

By:	Global GP LLC, its general partner

By:	/s/ Daphne H. Foster

Name:	Daphne H. Foster
Title:	Chief Financial Officer

Signature Page to Underwriting Agreement

Accepted as of the date hereof:

STIFEL, NICOLAUS & COMPANY, INCORPORATED

By:	/s/ James Georgiow

Name:	James Georgiow
Title:	Managing Director

MORGAN STANLEY & CO. LLC

By:	/s/ Yurij Slyz

Name:	Yurij Slyz
Title:	Executive Director

On behalf of itself and each of the other Underwriters

Signature Page to Underwriting Agreement

SCHEDULE 1

Underwriters	Number of Units
Stifel, Nicolaus & Company, Incorporated	1,125,000
Morgan Stanley & Co. LLC	1,125,000
BNP Paribas Securities Corp.	150,000
Janney Montgomery Scott LLC	150,000
Ladenburg Thalmann & Co. Inc.	150,000
MUFG Securities Americas Inc.	150,000
SG Americas Securities, LLC	150,000
Total	3,000,000

SCHEDULE 2

ISSUER FREE WRITING PROSPECTUSES

Final Term Sheet substantially in the form set forth in Schedule 3.

SCHEDULE 3

Free Writing Prospectus

Filed Pursuant to Rule 433

Registration No. 333-252305

March 17, 2021

Final Term Sheet

Global Partners LP

3,000,000 9.50% Series B Fixed Rate Cumulative Redeemable Perpetual Preferred Units

Liquidation Preference $25.00 per Series B Preferred Unit

The information in this final term sheet supplements the preliminary prospectus supplement of Global Partners LP, dated March 17, 2021 (the “Preliminary Prospectus Supplement”), and supersedes the information in the Preliminary Prospectus Supplement to the extent it is inconsistent with the information in the Preliminary Prospectus Supplement. Terms used but not defined herein have the meanings assigned to such terms in the Preliminary Prospectus Supplement.

Issuer	Global Partners LP (“GLP”)

Trade Date	March 17, 2021

Settlement Date*	March 24, 2021 (T+5)

Title of Securities	9.50% Series B Fixed Rate Cumulative Redeemable Perpetual Preferred Units (the “Units”).

Number of Units	3,000,000 Units.

Public Offering Price	$25.00 per Unit; $75,000,000 total.

Underwriting Discount	$0.7875 per Unit; $2,362,500 total.

Net Proceeds	$72,637,500 after deducting the underwriting discount.

Maturity Date	Perpetual (unless redeemed by GLP on or after May 15, 2026 or in connection with a Change of Control).

Liquidation Preference	$25.00 per Unit plus accumulated and unpaid distributions (subject to adjustment for any splits, combinations or similar adjustment to the Units).

Distribution Payment Dates and Record Dates	Quarterly in arrears on February 15, May 15, August 15 and November 15 of each year (each, a “Distribution Payment Date”), commencing May 15, 2021, to holders of record as of the opening of business on the February 1, May 1, August 1 or November 1 next preceding the Distribution Payment Date.

Distribution Rate	The distribution rate for the Units will be 9.50% per annum of the $25.00 liquidation preference per Unit (equal to $2.375 per Unit per annum).

Optional Redemption

At any time on or after May 15, 2026, GLP may redeem, in whole or in part, the Units at a redemption price in cash of $25.00 per Unit plus an amount equal to all accumulated and unpaid distributions thereon to, but excluding, the date of redemption, whether or not declared.

Upon the occurrence of a Change of Control, GLP may, at its option, redeem the Units, in whole or in part, within 120 days after the first date on which such Change of Control occurred, by paying $25.00 per Unit, plus all accumulated and unpaid distributions to, but excluding, the date of redemption, whether or not declared.

Change of Control Conversion Right Unit Cap	2.1533

CUSIP/ISIN	37946R 307 / US37946R3075

Joint Book-Running Managers	Stifel, Nicolaus & Company, Incorporated Morgan Stanley & Co. LLC

Co-Managers	BNP Paribas Securities Corp. Janney Montgomery Scott LLC Ladenburg Thalmann & Co. Inc. MUFG Securities Americas Inc. SG Americas Securities, LLC

Listing	GLP intends to file an application to list the Units on the New York Stock Exchange (“NYSE”) under the symbol “GLP pr B”. If the application is approved, trading of the Units on the NYSE is expected to begin within 30 days after the original issue date of the Units.

* It is expected that delivery of the Units will be made to investors on or about March 24, 2021, which will be the fifth business day following the date hereof (such settlement being referred to as “T+5”). Under Rule 15c6-1 under the Securities Exchange Act of 1934, as amended, trades in the secondary market are required to settle in two business days, unless the parties to any such trade expressly agree otherwise. Accordingly, purchasers who wish to trade Units on any date prior to two business days before delivery will be required, by virtue of the fact that the Units initially settle in T+5, to specify an alternative settlement arrangement at the time of any such trade to prevent a failed settlement. Purchasers of the Units who wish to trade the Units on any date prior to two business days before delivery should consult their advisors.

All information (including financial information) presented in the Preliminary Prospectus Supplement is deemed to have changed to the extent affected by the changes described herein.

This communication is intended for the sole use of the person to whom it is provided by the issuer. This communication does not constitute an offer to sell the Units and is not soliciting an offer to buy the Units in any jurisdiction where the offer or sale is not permitted.

The issuer has filed a registration statement (including a base prospectus) and the Preliminary Prospectus Supplement with the U.S. Securities and Exchange Commission (the “SEC”) for the offering to which this communication relates. Before you invest, you should read the Preliminary Prospectus Supplement for this offering, the issuer’s base prospectus in that registration statement and any other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus supplement and prospectus if you request it by calling Stifel, Nicolaus & Company, Incorporated at (855) 300-7136 or Morgan Stanley & Co. LLC at (866) 718-1649.

ANY DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR BELOW ARE NOT APPLICABLE TO THIS COMMUNICATION AND SHOULD BE DISREGARDED. SUCH DISCLAIMERS OR OTHER NOTICES WERE AUTOMATICALLY GENERATED AS A RESULT OF THIS COMMUNICATION BEING SENT VIA BLOOMBERG OR ANOTHER EMAIL SYSTEM.

EXHIBIT A

FORM OF OPINION OF VINSON & ELKINS L.L.P.

(a)            The Partnership has been duly formed and is validly existing in good standing as a limited partnership under the Delaware LP Act with full partnership power and authority to own or lease its properties and to conduct its business in all material respects as described in the Pricing Disclosure Package and the Prospectus.

(b)            Each of the General Partner, Global Operating and Global Companies has been duly formed and is validly existing in good standing as a limited liability company under the Delaware LLC Act with full limited liability company power and authority to own or lease its properties and to conduct its business in all material respects as described in the Pricing Disclosure Package and the Prospectus, and, in the case of the General Partner, to act as general partner of the Partnership.

(c)            Global Montello has been duly incorporated and is validly existing in good standing as a corporation under the DGCL with full corporate power and authority to own or lease its properties and to conduct its business in all material respects as described in the Pricing Disclosure Package and the Prospectus.

(d)            Warex is validly existing in good standing as a corporation under the New York Business Corporation Law with full corporate power and authority to own or lease its properties and to conduct its business in all material respects as described in the Pricing Disclosure Package and the Prospectus.

(e)            The General Partner is the sole general partner of the Partnership with a 0.67% general partner interest in the Partnership; such general partner interest has been duly authorized and validly issued in accordance with the Partnership Agreement; and the General Partner owns such general partner interest free and clear of all Liens (except as otherwise described in the Pricing Disclosure Package) (i) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the General Partner as a debtor is on file as of a recent date in the office of the Secretary of State of the State of Delaware or (ii) otherwise known to such counsel, without independent investigation, other than those created by or arising under the Delaware LP Act or pursuant to the Credit Agreement.

(f)             The Units and the limited partner interests represented thereby have been duly authorized by the Partnership Agreement and, when issued and delivered to the Underwriters against payment therefor in accordance with the terms of this Agreement, will be validly issued, fully paid (to the extent required under the Partnership Agreement) and nonassessable (except as such nonassessability may be affected by matters described in Sections 17-303, 17-607 and 17-804 of the Delaware LP Act and otherwise by matters described in the Pricing Disclosure Package).

(g)            The Incentive Distribution Rights and the limited partner interests represented thereby have been duly authorized and validly issued in accordance with the Partnership Agreement and are fully paid (to the extent required under the Partnership Agreement) and nonassessable (except as such nonassessability may be affected by matters described in Sections 17-303, 17-607 and 17-804 of the Delaware LP Act and otherwise by matters described in the Pricing Disclosure Package).

Exhibit A-1

(h)            The Partnership owns a 100% membership interest in Global Operating; such membership interest has been duly authorized and validly issued in accordance with the Global Operating LLC Agreement and is fully paid (to the extent required under the Global Operating LLC Agreement) and nonassessable (except as such nonassessability may be affected by Sections 18-607 and 18-804 of the Delaware LLC Act); and the Partnership owns such membership interest free and clear of all Liens (except as otherwise described in the Pricing Disclosure Package) (i) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the Partnership as a debtor is on file as of a recent date in the office of the Secretary of State of the State of Delaware or (ii) otherwise known to such counsel, without independent investigation, other than those created by or arising under the Delaware LLC Act or pursuant to the Credit Agreement.

(i)             Global Operating owns a 100% membership interest in Global Companies and 100% of the capital stock of Global Montello. In the case of Global Companies, such membership interests have been duly authorized and validly issued in accordance with the respective Operating Subsidiary LLC Agreement and are fully paid (to the extent required under the applicable Operating Subsidiary LLC Agreement) and nonassessable (except as such nonassessability may be affected by Sections 18-607 and 18-804 of the Delaware LLC Act); and Global Operating owns such membership interest free and clear of all Liens (i) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming Global Operating as a debtor is on file as of a recent date in the office of the Secretary of State of the State of Delaware or (ii) otherwise known to such counsel, without independent investigation, other than those created by or arising under the Delaware LLC Act or pursuant to the Credit Agreement. In the case of Global Montello, such capital stock has been duly authorized and validly issued in accordance with the DGCL, and is fully paid and nonassessable; and Global Operating owns such capital stock free and clear of all Liens (i) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming Global Operating as a debtor is on file as of a recent date in the office of the Secretary of State of the State of Delaware or (ii) otherwise known to such counsel, without independent investigation, other than those created by or arising under the DGCL or pursuant to the Credit Agreement.

(j)             Except as described in the Pricing Disclosure Package and contained in the Organizational Documents, there are no preemptive rights or other rights to subscribe for or to purchase, nor any restriction upon the voting or transfer of any equity securities of the Partnership arising under any agreement required to be described in the Pricing Disclosure Package or, to such counsel’s knowledge, to be filed as an exhibit to the Registration Statement by the Securities Act or by the Rules and Regulations. To such counsel’s knowledge and except as provided in the Partnership Agreement or as described in the Pricing Disclosure Package, the offering or sale of the Units as contemplated by this Agreement does not give rise to any rights for or relating to the registration of any Units or other securities of any of the Partnership Entities other than for such rights that have been waived.

(k)            Each of the Partnership Parties has all requisite partnership or limited liability company power and authority, as the case may be, to execute and deliver this Agreement and perform its respective obligations hereunder. All partnership and limited liability company action, as the case may be, required to be taken by the Partnership Parties or any of their respective members or partners for the authorization, issuance, sale and delivery of the Units, the execution and delivery by the Partnership Parties of this Agreement and the consummation of the transactions contemplated by this Agreement has been validly taken.

Exhibit A-2

(l)             This Agreement has been duly authorized, executed and delivered by each of the Partnership Parties.

(m)

(i)            The Amended and Restated Partnership Agreement has been duly authorized, executed and delivered by the General Partner and is a valid and legally binding agreement of the General Partner, enforceable against the General Partner in accordance with its terms;

(ii)           The Global Operating LLC Agreement has been duly authorized, executed and delivered by the Partnership and is a valid and legally binding agreement of the Partnership, enforceable against the Partnership in accordance with its terms; and

(iii)          The Operating Subsidiary LLC Agreement of each of Global Companies and Chelsea Sandwich has been duly authorized, executed and delivered by Global Operating and each is a valid and legally binding agreement of Global Operating, enforceable against Global Operating in accordance with its terms;

provided that, with respect to each agreement described in this paragraph (m), the enforceability thereof may be limited by the Enforceability Exceptions and public policy, applicable law relating to fiduciary duties and indemnification and contribution and an implied covenant of good faith and fair dealing.

(n)            None of the offering, issuance and sale by the Partnership of the Units, the execution, delivery and performance of this Agreement by the Partnership Parties, the consummation by the Partnership Parties of the transactions contemplated hereby or the execution, delivery and performance by the General Partner of the Amended and Restated Partnership Agreement (i) conflicts or will conflict with or constitutes or will constitute a violation of the Organizational Documents of the Partnership Parties, (ii) constitutes or will constitute a breach or violation of, or a default (or an event which, with notice or lapse of time or both, would constitute such a default) under, or create a Lien upon any property or asset of any of the Partnership Parties pursuant to, this Agreement, the Credit Agreement or the Indentures, or (iii) violates or will violate the Delaware LP Act, the Delaware LLC Act, the DGCL, New York state law or U.S. federal law, which breaches, violations, Liens or defaults, in the case of clauses (ii) and (iii), would reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect; provided, however that no opinion is expressed pursuant to this paragraph with respect to securities and other anti-fraud statutes, rules or regulations.

(o)            No permit, consent, approval, authorization, order, registration, filing or qualification (“consent”) of or with any U.S. Federal or Delaware or New York court or governmental agency or body under the Delaware LP Act, the Delaware LLC Act, the DGCL or U.S. federal law or New York state law is required for the offering, issuance and sale by the Partnership of the Units, the execution, delivery and performance by the Partnership Parties of this Agreement, the consummation by the Partnership Parties of the transactions contemplated by this Agreement or the execution, delivery and performance of the Amended and Restated Partnership Agreement, except for such consents as may be required under the rules of the NYSE, the Securities Act, the Exchange Act, the Rules and Regulations and state securities or “Blue Sky” laws and applicable rules and regulations under such laws.

Exhibit A-3

(p)            The Registration Statement was declared effective under the Securities Act as of the date and time specified in such opinion, and the Prospectus was filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations on the date specified therein. To such counsel’s knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding or examination for such purpose has been instituted or threatened by the Commission.

(q)            The Registration Statement, on the latest Effective Date, and the Prospectus, when filed with the Commission pursuant to Rule 424(b) and on the Delivery Date, appeared, on their face, appropriately responsive, in all material respects, to the requirements of the Securities Act and the Rules and Regulations, except that in each case such counsel expresses no opinion with respect to the financial statements and the notes and schedules thereto and the independent public accounting firm’s report thereon or other financial data and statistical data derived from financial data contained or incorporated by reference in or omitted from the Registration Statement, the Prospectus or the most recent Preliminary Prospectus.

(r)             The statements in the most recent Preliminary Prospectus under the captions “Description of the Common Units and the Preferred Units,” “Description of Series B Preferred Units,” “How We Make Cash Distributions,” and “The Partnership Agreement,” insofar as they constitute descriptions of agreements or refer to statements of law or legal conclusions are accurate in all material respects; and the Common Units, the Series B Preferred Units and the Incentive Distribution Rights conform in all material respects to the descriptions thereof contained in the most recent Preliminary Prospectus under the captions “Description of the Common Units and the Preferred Units,” “Description of Series B Preferred Units” and “How We Make Cash Distributions,” as applicable.

(s)            The opinion of Vinson & Elkins L.L.P. that is filed as Exhibit 8.1 to the Partnership’s Current Report on Form 8-K filed on March [     ], 2021 is confirmed and the Underwriters may rely upon such opinion as if it were addressed to them.

(t)             The Partnership is not, and after giving effect to the offering and sale of the Units and the application of the proceeds thereof as described in the most recent Preliminary Prospectus, will not be, an “investment company” or an entity “controlled” by an “investment company” within the meaning of the Investment Company Act.

In rendering such opinion, such counsel may (A) rely, without independent investigation or verification, with respect to matters of fact, upon certificates of officers and employees of the Partnership Entities, upon information obtained from public officials and upon the representations of the Partnership Parties set forth in this Agreement, (B) assume that all documents submitted to them as originals are authentic, that all copies submitted to them conform to the originals thereof, and that the signatures on all documents examined by them are genuine, (C) state that their opinion is limited to federal laws, the Delaware LP Act, the Delaware LLC Act and the DGCL, (D) with respect to the opinions expressed in paragraphs (a), (b), (c) and (d) above as to the valid existence and good standing as a corporation, limited partnership or limited liability company, as the case may be, of the Partnership Entities, state that such opinions are based upon certificates or oral assurances of existence and good standing provided by the Secretary of State of the State of Delaware or New York, as applicable, (E) with respect to the opinions expressed in clause (i) of paragraphs (e), (h) and (i) above, respectively, such counsel relied solely on reports, dated as of recent dates, purporting to describe all financing statements on file as of the dates specified therein in the office of the Secretary of the State of Delaware naming the Partnership, the General Partner or Global Operating as debtor, and (F) state that they express no opinion with respect to state or local taxes or tax statutes to which any of the limited partners of the Partnership or equity holders of any of the Partnership Entities may be subject.

Exhibit A-4

In addition, such counsel shall state that they have participated in conferences with officers and other representatives of the Partnership Parties, representatives of the independent registered public accounting firm of the Partnership, and representatives of the Underwriters, at which the contents of the Registration Statement, the Pricing Disclosure Package and the Prospectus and related matters were discussed, and although such counsel did not independently verify, is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement, the Pricing Disclosure Package and the Prospectus (except to the extent specified in paragraph (r) above), on the basis of the foregoing, nothing has come to the attention of such counsel that causes it to believe that:

(A)          the Registration Statement, as of its most recent Effective Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

(B)           the Pricing Disclosure Package, as of the Applicable Time, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; or

(C)           that the Prospectus, as of its date or as of the Delivery Date, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

it being understood that such counsel need not express any statement or belief with respect to (i) the financial statements included or incorporated by reference therein, including the notes and schedules thereto and the independent public accounting firm’s report thereon, or (ii) the other financial data and statistical data derived from financial data included or incorporated by reference therein.

Exhibit A-5

EXHIBIT B

FORM OF OPINION OF EDWARD FANEUIL

(a)            The Partnership is duly registered or qualified as a foreign limited partnership for the transaction of business under the laws of the jurisdictions set forth on a schedule to such opinion.

(b)            Each of the General Partner, Global Operating, Global Companies, Alliance and Basin Transload is duly registered or qualified as a foreign limited liability company for the transaction of business under the laws of the jurisdictions set forth on a schedule to such opinion.

(c)            Each of Global Montello, Warren, Warex and Drake is duly registered or qualified as a foreign corporation for the transaction of business under the laws of the jurisdictions set forth on a schedule to such opinion.

(d)            The members listed on an annex to such opinion (the “Members”) collectively own 100% of the outstanding membership interests in the General Partner free and clear of all Liens (i) in respect of which a financing statement under the Uniform Commercial Code of the Commonwealth of Massachusetts with respect to [               ], and the State of Delaware with respect to [               ], in each case naming any of them as a debtor is on file in the office of the Secretary of State of the Commonwealth of Massachusetts or the Secretary of State of the State of Delaware, as applicable, or (ii) otherwise known to such counsel, without independent investigation, other than those created by or arising under the laws of the Commonwealth of Massachusetts or the Delaware LLC Act or contained in the General Partner LLC Agreement and the organizational documents of each such member, as applicable.

(e)            Alliance has been duly formed and is validly existing in good standing as a limited liability company under the Massachusetts Limited Liability Company Act with full limited liability company power and authority to own or lease its properties and to conduct its business under the laws of the jurisdictions set forth on a schedule to such opinion.

(f)            Drake has been duly formed and is validly existing in good standing as a corporation under the Massachusetts Business Corporations Act with full corporate power and authority to own or lease its properties and to conduct its business under the laws of the jurisdictions set forth on a schedule to such opinion.

(g)            Warren has been duly incorporated and is validly existing in good standing as a corporation under the DGCL with full corporate power and authority to own or lease its properties and to conduct its business under the laws of the jurisdictions set forth on a schedule to such opinion.

(h)            Basin Transload is validly existing in good standing as a limited liability company under the Delaware LLC Act with full limited liability company power and authority to own or lease its properties and to conduct its business under the laws of the jurisdictions set forth on a schedule to such opinion.

Exhibit B-1

(i)             Global Operating owns a 100% membership interest in each of Alliance and Basin Transload; Global Operating owns 100% of the capital stock in each of GPEC and Global Montello; Global Montello owns 100% of the capital stock in Warren; and Warren owns 100% of the capital stock in each of Puritan, Warex, Drake and Maryland Oil. In the case of Alliance and Basin Transload, such membership interests have been duly authorized and validly issued in accordance with the respective Operating Subsidiary LLC Agreements and are fully paid (to the extent required under the applicable Operating Subsidiary LLC Agreement) and nonassessable (except as such nonassessability may be affected by Sections 18-607 and 18-804 of the Delaware LLC Act); and Global Operating owns such membership interest free and clear of all Liens (i) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming Global Operating as a debtor is on file as of a recent date in the office of the Secretary of State of the State of Delaware or (ii) otherwise known to such counsel, without independent investigation, other than those created by or arising under the Massachusetts LLC Act or the Delaware LLC Act, as applicable, or pursuant to the Credit Agreement.

(j)            (i) The Operating Subsidiary LLC Agreement of Alliance has been duly authorized, executed and delivered by Global Operating, and is a valid and legally binding agreement of Global Operating; and (ii) the Operating Subsidiary LLC Agreement of Bursaw Oil has been duly authorized, executed and delivered by Alliance, and is a valid and legally binding agreement of Alliance; provided that, with respect to each agreement described in this paragraph (j), the enforceability thereof may be limited by (A) the Enforceability Exceptions and (B) public policy, applicable law relating to fiduciary duties and indemnification and contribution and an implied covenant of good faith and fair dealing.

(k)            The General Partner LLC Agreement has been duly authorized, executed and delivered by the Members and is a valid and legally binding agreement of the Members, enforceable against the Members in accordance with its terms; provided that, with respect to such agreement, the enforceability thereof may be limited by (A) the Enforceability Exceptions and (B) public policy, applicable law relating to fiduciary duties and indemnification and contribution and an implied covenant of good faith and fair dealing.

(l)             None of the offering, issuance and sale by the Partnership of the Units, the execution, delivery and performance by the Partnership Parties of this Agreement, the consummation by the Partnership Parties of the transactions contemplated hereby or the execution, delivery and performance of the Amended and Restated Partnership Agreement (i) constitutes or will constitute a breach or violation of, or a default (or an event which, with notice or lapse of time or both, would constitute such a default) under, or result in the creation or imposition of any Lien upon any property or asset of any of the Partnership Entities pursuant to, any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument known to such counsel (other than this Agreement, the Credit Agreement and the Indentures) to which any of the Partnership Entities is a party or by which any of them or any of their respective properties or assets may be bound or subject, (ii) violates or will violate any order, judgment, decree or injunction known to such counsel of any court or governmental agency or body to which any of the Partnership Entities or any of their properties are subject or (iii) violates or will violate the laws of the Commonwealth of Massachusetts (other than any state securities laws or broker/dealer laws, as to which such counsel expresses no opinion), which breaches, violations, Liens or defaults in the case of clauses (i), (ii) and (iii) above, would reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect; provided, however that no opinion is expressed pursuant to this paragraph with respect to securities and other anti-fraud statutes, rules or regulations.

Exhibit B-2

(m)             No permit, consent, approval, authorization, order, registration, filing or qualification (“consent”) of or with any Massachusetts court or governmental agency or body under the laws of the Commonwealth of Massachusetts is required for the offering, issuance and sale of the Units, the execution, delivery and performance of this Agreement by the Partnership Parties, the consummation by the Partnership Parties of the transactions contemplated by this Agreement or the execution, delivery and performance of the Amended and Restated Partnership Agreement, except for such consents as may be required under state securities or “Blue Sky” laws and applicable rules and regulations under such laws, as to which such counsel expresses no opinion.

To such counsel’s knowledge, there are no legal or governmental proceedings pending or threatened against any of the Partnership Entities, or to which any of the Partnership Entities is a party, or to which any of their respective properties is subject, that are required to be described in the most recent Preliminary Prospectus and are not described as required; and, to such counsel’s knowledge, there are no agreements, contracts, indentures, leases or other instruments that are required to be described in the most recent Preliminary Prospectus or to be filed as exhibits to the Registration Statement by the Securities Act or by the Rules and Regulations that have not been described in the most recent Preliminary Prospectus as required or filed as exhibits to the Registration Statement as required.

In rendering such opinion, such counsel may (A) rely in respect of matters of fact upon certificates of officers and employees of the Partnership Entities and upon information obtained from public officials, (B) assume that all documents submitted to him as originals are authentic, that all copies submitted to him conform to the originals thereof, and that the signatures on all documents examined by him are genuine, (C) state that his opinion is limited to federal laws, the laws of the Commonwealth of Massachusetts, the Delaware LP Act, the Delaware LLC Act and the DGCL, (D) with respect to the opinions expressed in clause (i) of paragraphs (d) and (i) above, respectively, such counsel relied solely on reports, dated as of recent dates, purporting to describe all financing statements on file as of the dates specified therein in the office of the Secretary of the State of Delaware or the Commonwealth of Massachusetts, as applicable, naming one or more of the Partnership Entities or their affiliates, as debtors, (E) state that he expresses no opinion with respect to state or local taxes or tax statutes to which any of the limited partners of the Partnership or any of the Partnership Entities may be subject and (F) with respect to the opinions expressed in paragraphs (a), (b), (c), (e), (f), (g) and (h) above as to the valid existence, good standing, due qualification or registration as a foreign corporation, limited partnership or limited liability company, as the case may be, of the Partnership Entities, state that such opinions are based upon certificates or oral assurances of existence, good standing, foreign qualification or registration provided by the Secretary of State of the states listed on a schedule to such opinion.

Exhibit B-3

In addition, such counsel shall state that he has participated in conferences with officers and other representatives of the Partnership Parties, representatives of the independent public accountants of the Partnership and representatives of the Underwriters, at which the contents of the Registration Statement, the Pricing Disclosure Package and the Prospectus and related matters were discussed, and although such counsel did not independently investigate or verify, is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement, the Pricing Disclosure Package and the Prospectus, on the basis of the foregoing, no facts have come to such counsel’s attention which lead him to believe that:

(i)             the Registration Statement, at the latest Effective Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

(ii)            the Pricing Disclosure Package, as of the Applicable Time, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; or

(iii)           that the Prospectus, as of its date or as of the Delivery Date, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

it being understood that such counsel need not express any statement or belief with respect to (i) the financial statements included or incorporated by reference therein, including the notes and schedules thereto and the independent public accounting firm’s report thereon, or (ii) the other financial data and statistical data derived from financial data included or incorporated by reference therein.

Exhibit B-4